UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Cadiz Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CADIZ INC.

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Stockholders –

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Cadiz Inc., a Delaware corporation (the “Company”), which is scheduled to be held on Wednesday, July 10, 2019, at 10:00 a.m. local time, and any postponements or adjournments thereof, at the KPMG Center – Terrace Level Conference Room, located at 550 S. Hope Street, Los Angeles, CA 90071. Stockholders of record of the Company at the close of business on May 29, 2019 are entitled to notice of, and to vote at, the 2019 Annual Meeting. Details of the business to be conducted at the 2019 Annual Meeting are given in the accompanying Notice of Annual Meeting of Stockholders and the proxy statement. The proxy statement was first sent or given to our stockholders on or about June 4, 2019. You should also have received a WHITE proxy card or WHITE voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

Your vote will be especially important at the 2019 Annual Meeting. As you may know, TRF Master Fund (Cayman) LP, an affiliate of Water Asset Management, LLC (which we refer to, collectively with all its affiliates, including TRF Master Fund (Cayman) LP, as “WAM”) has notified the Company that it intends to nominate five candidates to the Board for election as directors and submit a proposal for stockholder vote at the 2019 Annual Meeting. These WAM nominated director candidates are comprised of the two incumbent directors currently serving on the Board as a result of a Cooperation Agreement entered into by WAM and the Company on May 1, 2018 (the “Cooperation Agreement”) and three new nominees (the “Additional WAM Nominees”).

Pursuant to the Cooperation Agreement, the Company agreed to expand its Board from nine to eleven directors and add two new members suggested by WAM, John A. Bohn and Jeffrey J. Brown. While the Board intends to nominate Messrs. Bohn and Brown at the 2019 Annual Meeting pursuant to the Cooperation Agreement (assuming the Cooperation Agreement has not been terminated prior to the 2019 Annual Meeting), after a thorough review, the Board has come to its determination not to recommend for the election the Additional WAM Nominees. Due to the commitments WAM made in the Cooperation Agreement, we believe that WAM is obligated to vote for the Company’s recommended nominees on the WHITE proxy card, and cannot vote for the Additional WAM Nominees as long as the Cooperation Agreement has not been terminated.

The Board does NOT endorse the election of any of the Additional WAM Nominees, does NOT endorse WAM’s proposal and strongly urges you NOT to sign or return any proxy card sent to you by WAM. If you have previously submitted a proxy card sent to you by WAM, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the 2019 Annual Meeting by signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided on the WHITE proxy card to submit a proxy over the Internet or by telephone or by appearing at the 2019 Annual Meeting and voting your shares in person.

We believe that our slate of Board candidates have the right mix of professional achievement, skills, experiences and reputations that qualify them to serve as stockholder representatives overseeing the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan. The Board unanimously recommends that you vote “FOR” the re-election of Messrs. Keith Brackpool, John A. Bohn, Jeffrey J. Brown, Stephen E. Courter, Geoffrey Grant, Winston H. Hickox, Murray H. Hutchison, Richard Nevins, Scott S. Slater and the election of Mses. Maria Echaveste and Carolyn Webb de Macías (the “Intended Nominees”).

In the event that one or two Intended Nominees cannot serve, revokes his or her consent to serve or resigns from our Board prior to the 2019 Annual Meeting, (any such nominee a “Departing Nominee”), the Board will contract its size by one director per each Departing Nominee, for up to two Departing Nominees, pursuant to Section 3.2 of the Company’s bylaws, as amended (the “Bylaws”). If the Cooperation Agreement is terminated by a party other than the Company prior to the 2019 Annual Meeting, Mr. Bohn and Mr. Brown will not be nominated by the Company and the Board size will contract to nine directors, pursuant to Section 3.2 of the Bylaws. In the event the Board does contract as described prior to the 2019 Annual Meeting, nine or ten nominees, as applicable, will be elected to the Board.

After reading the Notice of Annual Meeting of Stockholders and the proxy statement, please mark your votes on the accompanying WHITE proxy card or voting instruction form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the WHITE proxy card or vote instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the 2019 Annual Meeting.

You may receive proxy solicitation materials from WAM, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WAM or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WAM or any other statements that WAM or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of WAM. If you have previously submitted a proxy card sent to you by or on behalf of WAM, you can revoke that proxy and vote for your Board’s nominees and on the other matters to be voted on at the 2019 Annual Meeting by using the enclosed WHITE proxy card or voting by Internet or telephone by following the instructions specified on the WHITE proxy card.

It is very important that your shares be represented at the 2019 Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the WHITE proxy card or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the 2019 Annual Meeting and to vote your shares in person.

We look forward to seeing you at the 2019 Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

By Order of the Board of Directors,

/s/ Keith Brackpool

Keith Brackpool

Chairman of the Board

Los Angeles, California

June 4, 2019

The attached Notice of Annual Meeting of Stockholders and proxy statement are first being made available to stockholders of record beginning, 2019. If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Company’s proxy solicitor at the contact listed below:

509 MADISON AVENUE

SUITE 1206

NEW YORK, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: CDZI@morrowsodali.com

CADIZ INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 10, 2019

Dear Stockholders of Cadiz Inc.:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) of Cadiz Inc., a Delaware corporation, will be held at the KPMG Center – Terrace Level Conference Room, located at 550 S. Hope Street, Los Angeles, CA 90071, on Wednesday, July 10, 2019, at 10:00 a.m., local time, and any postponements or adjournments thereof, to consider and act upon the following matters:

(1)	The election of eleven members of the Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders or until their respective successors shall have been elected and qualified (Proposal 1);

(2)	Ratification of the selection by the Audit Committee of our Board of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for fiscal year 2019 (Proposal 2);

(3)	The approval of the Cadiz Inc. 2019 Equity Incentive Plan (Proposal 3);

(4)	The approval of a non-binding advisory resolution regarding the compensation of our named executive officers (Proposal 4);

(5)	The stockholder proposal to amend the Company’s Bylaws, as amended (the “Bylaws”), to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented (Proposal 5); and

(6)	The transaction of such other business as may properly come before the meeting and any postponements or adjournments thereof.

The accompanying proxy statement contains a more complete description of these proposals. The Board recommends a vote “FOR” each of the eleven Intended Nominees (as defined below) for director named in the accompanying Proxy Statement, a vote “FOR” Proposals 2, 3, and 4, and a vote “AGAINST” Proposal 5 on the enclosed WHITE proxy card.

Only stockholders of record at the close of business on May 29, 2019, are entitled to notice of and to vote at the 2019 Annual Meeting. In order to constitute a quorum for the conduct of business at the 2019 Annual Meeting, holders of a majority of all outstanding voting shares of our common stock must be present in person or be represented by proxy. The Annual Meeting may be postponed or adjourned from time to time. At any adjourned meeting, action with respect to matters specified in this notice may be taken without further notice to stockholders, unless required by law or the Bylaws.

Whether or not you expect to attend the 2019 Annual Meeting in person, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the WHITE proxy card or voting instruction form provided to you, (ii) calling the toll-free number in the WHITE proxy card or voting instruction form provided to you, or (iii) signing, dating and returning the WHITE proxy card or instruction form provided to you. You are urged to complete and submit the enclosed WHITE proxy card, even if your shares were sold after such date.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed WHITE proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the 2019 Annual Meeting.

*********************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2019 ANNUAL MEETING TO BE HELD ON JULY 10, 2019

This Notice of Annual Meeting of Stockholders, the accompanying proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2018 and form WHITE proxy card are available at: www.proxyvoting.com/CDZI.

Your vote will be especially important at the 2019 Annual Meeting. As you may know, TRF Master Fund (Cayman) LP, an affiliate of Water Asset Management, LLC (which we refer to, collectively with all its affiliates, including TRF Master Fund (Cayman) LP, as “WAM”) has notified the Company that it intends to nominate five candidates to the Board for election as directors and submit a proposal for stockholder vote at the 2019 Annual Meeting. These WAM nominated directors are comprised of the two incumbent directors currently serving on the Board as a result of a Cooperation Agreement entered into by WAM and the Company on May 1, 2018 (the “Cooperation Agreement”) and three new nominees (the “Additional WAM Nominees”). You may receive proxy solicitation materials from WAM, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WAM or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WAM or any other statements that WAM or its representatives have made or may otherwise make.

The Board strongly and unanimously recommends that you vote on the WHITE proxy card or voting instruction form “FOR” the re-election of Messrs. Keith Brackpool, John A. Bohn, Jeffrey J. Brown, Stephen E. Courter, Geoffrey Grant, Winston H. Hickox, Murray H. Hutchison, Richard Nevins, Scott S. Slater and the election of Mses. Maria Echaveste and Carolyn Webb de Macías (the “Intended Nominees”).

In the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from our Board prior to the 2019 Annual Meeting (any such nominee a “Departing Nominee”), the Board will contract its size by one director per Departing Nominee, for up to two Departing Nominees, pursuant to Section 3.2 of the Bylaws. In the event the Board does contract as described prior to the 2019 Annual Meeting, nine or ten nominees, as applicable, will be elected to the Board. The Board also unanimously recommends that you vote in accordance with the Board’s recommendations on the other proposals on the WHITE proxy card.

Pursuant to the Cooperation Agreement, the Company agreed to expand its Board and add two new members suggested by WAM, Messrs. Bohn and Brown. While the Board intends to nominate Messrs. Bohn and Brown at the 2019 Annual Meeting pursuant to the Cooperation Agreement (assuming the Cooperation Agreement has not been terminated prior to the 2019 Annual Meeting), the Board has come to its determination NOT to recommend for the election the Additional WAM Nominees. Due to the commitments WAM made in the Cooperation Agreement, we believe that WAM is obligated to vote for the Company’s recommended nominees on the WHITE proxy card, and cannot vote for the Additional WAM Nominees as long as the Cooperation Agreement has not been terminated.

The Board does NOT endorse the Additional WAM Nominees and unanimously recommends that you NOT sign or return any proxy card sent to you by WAM. If you have voted using the proxy card sent to you by WAM, you can subsequently revoke your vote by submitting the WHITE proxy card. If you hold your shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the 2019 Annual Meeting. Only your latest-dated vote will count: any prior vote may be revoked at any time prior to the 2019 Annual Meeting, as described in the accompanying proxy statement.

The Intended Nominees of the Board for election as directors of the Company are listed in the accompanying proxy statement and WHITE proxy card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE 2019 ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE 2019 ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE 2019 ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE 2019 ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Morrow Sodali, LLC (“Morrow Sodali”) is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers). We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the 2019 Annual Meeting.

Regardless of the number of shares of common stock of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in Cadiz.

By Order of the Board of Directors,

/s/ Keith Brackpool

Keith Brackpool

Chairman of the Board

Los Angeles, California

June 4, 2019

Please sign, date and promptly return the enclosed WHITE proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the 2019 Annual Meeting. Instructions are on your WHITE proxy card or on the voting instruction form provided by your broker.

Brokers cannot vote on any of the proposals without your instructions.

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The accompanying proxy statement provides a detailed description of the business to be conducted at the 2019 Annual Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety. If you have any questions concerning the business to be conducted at the 2019 Annual Meeting, would like additional copies of the proxy statement or need help submitting a proxy for your shares, please contact Morrow Sodali, the Company’s proxy solicitor:

509 MADISON AVENUE

SUITE 1206

NEW YORK, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: CDZI@morrowsodali.com

CADIZ INC.

Annual Meeting of Stockholders

i

CADIZ INC.

550 S. Hope Street, Suite 2850

Los Angeles, California 90071

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 10, 2019

INFORMATION ABOUT SOLICITATION AND VOTING

The Board of Directors (the “Board”) of Cadiz Inc. (the “Company”) is soliciting proxies to be voted at the annual meeting of our stockholders to be held on Wednesday, July 10, 2019, and any postponements or adjournments thereof (the “2019 Annual Meeting”), at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement contains information that may help you decide how to vote. These proxy materials were first sent or given to our stockholders on or about June 4, 2019, to all stockholders of record.

The Company’s Annual Report on Form 10-K, including a Form 10-K/A, for the year ended December 31, 2018, including audited financial statements, is being mailed to you with this proxy statement.

Record Date, Voting Securities and Quorum

The Board has fixed the close of business on May 29, 2019, as the record date for determination of stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting.

On the record date, 26,933,432 shares of the Company’s common stock were outstanding. Holders of common stock are entitled to one vote per share. The Company’s common stock is the only class of securities entitled to vote. Only stockholders of record at the close of business on the record date will be entitled to vote.

The candidates for director receiving a plurality of the votes of the shares present in person or represented by proxy will be elected (Proposal 1). An affirmative vote of a majority of the shares present or represented by proxy and voting at the meeting is required for ratification of the Company’s independent registered public accounting firm (Proposal 2), the approval of the Cadiz Inc. 2019 Equity Incentive Plan (Proposal 3), and the passage of the non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 4). An affirmative vote of the majority of the outstanding shares entitled to vote at the 2019 Annual Meeting is required for the passage of the stockholder proposal to amend the Company’s Bylaws, as amended (the “Bylaws”) to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented (Proposal 5). While the vote on Proposal 4 is advisory, and will not be binding on the Company or our Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions with respect to executive compensation matters, as we have done in this and previous years.

If you complete, sign and date the enclosed WHITE proxy card and return it before the 2019 Annual Meeting, the persons named will vote your shares as you specify in the proxy. If you sign, date and return your WHITE proxy card but do not indicate how you wish your shares voted, they will be voted in accordance with the Board’s recommendations. If you do not return a signed proxy, or submit your vote via Internet or by phone, then your shares will not be voted unless you attend the meeting and vote in person.

To have a quorum, holders of a majority of all shares of voting stock issued and outstanding on the record date must be present and entitled to vote at the meeting, either in person or by proxy. If you are a record holder of shares of common stock as of the record date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the 2019 Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. If your bank, broker or other nominee is not given specific voting instructions, shares held in the name of the bank, broker, or other nominee will be broker non-votes, and as such will not be considered as entitled to vote on any matter to be considered at the 2019 Annual Meeting because we expect this to be a contested election and, accordingly, such broker non-votes will not be counted as present for the purpose of determining a quorum. However, because Proposals 2, 3, 4 and 5 require a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposals to pass, an abstention, because it is not a vote “for,” will have the effect of a negative vote with respect to Proposals 2, 3, 4 and 5 and could cause these proposals to fail to pass.

In contested elections, brokers do not have discretionary authority to vote on any proposals to be voted on at such meetings, whether routine or not. Because TRF Master Fund (Cayman) LP, an affiliate of Water Asset Management, LLC (which we refer to, collectively with all its affiliates, including TRF Master Fund (Cayman) LP, as “WAM”) has provided notice to the Company that it intends to nominate two of the Company’s incumbent directors and three new nominees (the “Additional WAM Nominees”) in opposition to three of the Board’s highly qualified director nominees, the 2019 Annual Meeting is expected to constitute a contested election. Accordingly, brokers will not be permitted to vote such broker non-vote shares held by a beneficial holder at the 2019 Annual Meeting, as the beneficial holders of such shares failed to provide instructions as to how the shares are to be voted. The Company encourages you to provide instructions to your broker regarding the voting of your shares.

Revocability of Proxies

You may revoke a proxy any time before the voting begins in any of the following ways:

* By giving written notice to the Company’s corporate secretary;

* By signing and delivering a later dated proxy; or

* By attending and voting in person at the 2019 Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why I am receiving this proxy statement?

The Board is soliciting your proxy vote to our 2019 Annual Meeting because you owned shares of our common stock, $0.01 par value per share, at the close of business on May 29, 2019, as the record date for the 2019 Annual Meeting, and therefore, are entitled to vote at the 2019 Annual Meeting on the following proposals:

●	Proposal 1: The election of eleven directors to serve on our Board for a one-year term of office expiring at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”);

●	Proposal 2: The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2019;

●	Proposal 3: The approval of the Cadiz Inc. 2019 Equity Incentive Plan to serve as the successor of the Cadiz Inc. 2014 Equity Incentive Plan;

●	Proposal 4: To vote on a non-binding, advisory resolution approving the compensation of the Company’s named executive officers;

●	Proposal 5: To vote on a stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented; and

●	Any other business as may properly come before the 2019 Annual Meeting or any postponement or adjournment thereof.

You are receiving this proxy statement as a stockholder of the Company as of the record date for purposes of determining the stockholders entitled to receive notice of and vote at the 2019 Annual Meeting. As further described below, we request that you promptly use the enclosed WHITE proxy card to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S INTENDED NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND “AGAINST” PROPOSAL 5,

USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY WAM, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Is my vote important?

Your vote will be particularly important at the 2019 Annual Meeting. As you may know, the Company has received a notice from WAM regarding its intent to nominate five candidates to the Board for election as directors in opposition to three of the nominees recommended by the Board and submit a proposal for a stockholder vote at the 2019 Annual Meeting. These WAM nominated directors are comprised of the two Company incumbent directors currently serving in connection with a Cooperation Agreement entered into by WAM and the Company on May 1, 2018 (the “Cooperation Agreement”) and three new nominees (the “Additional WAM Nominees”).

Pursuant to the Cooperation Agreement, the Company agreed to expand its Board and add two new members suggested by WAM, Messrs. Bohn and Brown. While the Board has nominated Messrs. Bohn and Brown in the Company’s proxy statement pursuant to the Cooperation Agreement, the Board has come to its determination NOT to recommend for the election of the Additional WAM Nominees. Due to the commitments WAM made in the Cooperation Agreement, we believe that WAM is obligated to vote for the Company’s recommended nominees on the WHITE proxy card, and cannot vote for the Additional WAM Nominees as long as the Cooperation Agreement has not been terminated.

The Board recommends a vote “FOR” the election of each of the director nominees named in this proxy statement on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from WAM.

To vote for all of the Board’s Intended Nominees (as defined below), you must sign, date and return the enclosed WHITE proxy card or follow the instructions provided in the WHITE proxy card for submitting a proxy over the Internet or by telephone or vote in person at the 2019 Annual Meeting.

If you have previously signed any proxy card sent to you by WAM in respect of the 2019 Annual Meeting, you can revoke it by signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided in the WHITE proxy card for submitting a proxy to vote your shares over the Internet or by telephone or voting in person at the 2019 Annual Meeting. Signing, dating and returning any proxy card that WAM may send to you, even with instructions to vote “withhold” with respect to the Additional WAM Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest proxy card or voting instruction form will be counted. Beneficial holders who hold their shares in “street name” should follow the voting instructions provided by their bank, broker or other nominee to ensure that their shares are represented and voted at the 2019 Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed WHITE proxy card.

When and where will the 2019 Annual Meeting be held?

The 2019 Annual Meeting is scheduled to be held on Wednesday, July 10, 2019, at 10:00 a.m. local time, at the KPMG Center – Terrace Level Conference Room, located at 550 S. Hope Street, Los Angeles, CA 90071.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the 2019 Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of our common stock at the 2019 Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company. Such persons are listed in Appendix A to this proxy statement.

Additionally, the Company has retained Morrow Sodali, LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the 2019 Annual Meeting?

WAM has nominated a slate of five individuals, two of which are incumbent directors serving on the Board in connection with the Cooperation Agreement, for election as directors to the Board and submitted a proposal at the 2019 Annual Meeting. The Additional WAM Nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from WAM, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WAM or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WAM or any other statements that WAM or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as director the following eleven persons—Messrs. Keith Brackpool, John A. Bohn, Jeffrey J. Brown, Stephen E. Courter, Geoffrey Grant, Winston H. Hickox, Murray H. Hutchison, Richard Nevins, Scott S. Slater and the election of Mses. Maria Echaveste and Carolyn Webb de Macías (the “Intended Nominees”)—named in this proxy statement and on the enclosed WHITE proxy card. However, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from our Board prior to the annual meeting (any such nominee a “Departing Nominee”), the Board will contract its size by one director per Departing Nominee, for up to two Departing Nominees, pursuant to Section 3.2 of the Bylaws. In the event the Board does contract as described prior to the 2019 Annual Meeting, nine or ten nominees, as applicable, will be elected to the Board. We believe our eleven Intended Nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote by proxy using the WHITE proxy card with respect to the proposals as follows:

●

FOR the election of Messrs. Keith Brackpool, John A. Bohn, Jeffrey J. Brown, Stephen E. Courter, Geoffrey Grant, Winston H. Hickox, Murray H. Hutchison, Richard Nevins, Scott S. Slater and Mses. Maria Echaveste and Carolyn Webb de Macías to serve on our Board for a one-year term of office expiring at the 2020 Annual Meeting;

●	FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2019;

●	FOR the approval of the Cadiz Inc. 2019 Equity Incentive Plan to serve as the successor of the Cadiz Inc. 2014 Equity Incentive Plan;

●	FOR the non-binding, advisory resolution approving the compensation of the Company’s named executive officers; and

●	AGAINST the stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented.

Why is the Board making such recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 15, 44, 45, 57 and 58 and elsewhere in this proxy statement.

Who is entitled to vote at the 2019 Annual Meeting?

The Board has set May 29, 2019 as the record date for the 2019 Annual Meeting. You are entitled to notice and to vote if you were a stockholder of record of our common stock, as of the close of business on May 29, 2019. You are entitled to one vote on each proposal for each share of common stock you held on the record date. Your shares may be voted at the 2019 Annual Meeting only if you are present in person or your shares are represented by a valid proxy. At the close of business on the record date, there were 26,933,432 shares of our common stock issued, outstanding and entitled to vote at the 2019 Annual Meeting.

What is the difference between a stockholder of “record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. The Company sent the proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the 2019 Annual Meeting, and as such, will not be considered present at the 2019 Annual Meeting. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the WHITE voting instruction form provided by your bank, broker, trust or other nominee so that your vote can be counted. The WHITE voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available. The WHITE proxy card accompanying this proxy statement will provide information regarding internet and telephone voting.

What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the 2019 Annual Meeting. At the close of business on the record date, 26,933,432 shares of our common stock were outstanding and entitled to vote at the 2019 Annual Meeting. Shares are counted as present at the 2019 Annual Meeting if:

●	you are present in person at the 2019 Annual Meeting; or

●	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the 2019 Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trust or other nominee and such broker, bank, trust or other nominee submits a proxy covering your shares. In the absence of a quorum, the 2019 Annual Meeting may be postponed or adjourned, from time to time, by the chairman of the 2019 Annual Meeting, without notice other than announcement at the meeting.

Who can attend the 2019 Annual Meeting?

Admission to the 2019 Annual Meeting is limited to stockholders and their duly appointed proxy holders as of the close of business on the record date with proof of ownership of our common stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in “street name” and you plan to attend the 2019 Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement, as well as valid government-issued photo identification to be admitted to the 2019 Annual Meeting. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership as well as valid government-issued photo identification.

We will be unable to admit anyone who does not present identification or refuses to comply with our rules of conduct for the 2019 Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the 2019 Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the 2019 Annual Meeting. You are encouraged to submit a WHITE proxy card to have your shares voted regardless of whether or not you plan to attend the 2019 Annual Meeting.

Your vote is very important. Please submit your WHITE proxy card even if you plan to attend the 2019 Annual Meeting.

How do I vote my shares?

The process for voting your shares depends on how your common stock is held. Generally, you may hold common stock in your name as a “stockholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). If your shares are registered in your name, you may vote your shares in person at the 2019 Annual Meeting or by proxy whether or not you attend the 2019 Annual Meeting. You may vote using any of the following methods:

●	By Internet — Stockholders of record may submit proxies over the Internet at www.proxyvoting.com/CDZI, as described in the Internet voting instructions on the WHITE proxy card. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for Internet voting availability.

●	By Telephone — Stockholders of record may submit proxies by telephone by calling (877) 215-9164 if in the United States or Canada, as described in the telephone voting instructions on their WHITE proxy cards. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for telephone voting availability.

●	By Mail — Stockholders of record may submit proxies by completing, signing and dating the WHITE proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

●	In Person at the 2019 Annual Meeting — Shares held in your name as the stockholder of record may be voted in person at the 2019 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trust or nominee that holds your shares as of the record date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time.

Even if you plan to attend the 2019 Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the 2019 Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m. ET for stockholders of record and 11:59 p.m. ET for shares held beneficially in street name on July 9, 2019. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the form forwarded by your broker, bank, trust or other holder of record by mail.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers).

How can I change my vote or revoke my proxy?

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the 2019 Annual Meeting. Stockholders of record may revoke a proxy prior to the 2019 Annual Meeting by (i) delivering a written notice of revocation that is dated later than the date of your proxy to the attention of the Corporate Secretary at our offices at 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071, (ii) signing and delivering a later-dated proxy over the Internet, by telephone or by mail, that we receive no later than or (iii) attending and voting in person at the 2019 Annual Meeting. Attendance at the 2019 Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote in person at the 2019 Annual Meeting if you obtain a legal proxy from your bank, broker, trust or other nominee which holds your shares in street name.

If you have previously submitted a proxy card sent to you by WAM, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting over the Internet or by telephone by following the instructions on your WHITE proxy card. Submitting a proxy card sent to you by WAM will revoke votes you have previously made via the Company’s WHITE proxy card.

Has the Company received notice from one or more stockholders that they are intending to nominate director candidates or bring proposals at the 2019 Annual Meeting?

Yes. WAM has indicated that it beneficially owns an aggregate of 3,257,547 shares of our common stock (representing approximately 12.1% of our outstanding common stock), and has delivered notice to the Company of its intention to nominate five candidates to the Board for election as directors in opposition to three of the nominees recommended by the Board and submit a proposal for stockholder vote at the 2019 Annual Meeting. These WAM nominated directors are comprised of the two Company incumbent directors currently serving in connection with the Cooperation Agreement entered into by WAM and the Company in 2018 and three Additional WAM Nominees.

Has the Company received notice from one or more stockholders that they are intending to submit a stockholders’ proposal at the 2019 Annual Meeting?

Yes. WAM has indicated that it beneficially owns an aggregate of 3,257,547 shares of our common stock (representing approximately 12.1% of our outstanding common stock), and has delivered notice to the Company of its intention to submit a stockholder proposal at the 2019 Annual Meeting requesting that stockholders vote to amend the Bylaws to change the notice requirements allowing stockholders to timely bring business at an annual meeting. In the Company’s opinion, the stockholder proposal presented by WAM fails to include many terms related to information that nominating/proposing stockholders should include in their nomination/proposal submissions that are crucial to the Company’s ability to evaluate potential nominations/proposals and determine how such business affects the interests of stockholders. As a result, the Company recommends you vote “AGAINST” Proposal 5, and ignore any materials sent to you by WAM related to the stockholder proposal presented by WAM.

What does it mean if I receive more than one notice from the Company or WHITE proxy card?

Because WAM has submitted Additional WAM Nominees to the Board in opposition to the slate proposed by our Board and a stockholder proposal which the Board recommends that stockholders vote against, we may conduct multiple mailings prior to the 2019 Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What should I do if I receive a proxy card from WAM?

WAM has nominated a slate of five individuals, two of which are incumbent directors serving on the Board in connection with the Cooperation Agreement, for election as directors to the Board and submitted a proposal at the 2019 Annual Meeting in opposition to the nominees proposed by our Board. WAM has also brought a stockholder proposal to be voted on at the 2019 Annual Meeting. We expect that you may receive proxy solicitation materials from WAM, including opposition proxy statements and proxy cards. The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from WAM, including to vote “withhold” with respect to the Additional WAM nominees. We are not responsible for the accuracy of any information provided by or relating to WAM or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WAM or any other statements that WAM or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by WAM, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting over the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card or voting instruction form. Only the latest proxy you submit will be counted. If you vote “Withhold” on the Additional WAM Nominees using the proxy card sent to you by WAM, your vote will not be counted as a vote for any of the director nominees recommended by our Board, but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the WHITE proxy card. If you have any questions or need assistance voting, please call Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers).

How will my shares be voted?

Stockholders of record as of the close of business on May 29, 2019, the record date, are entitled to one vote for each share of our common stock held on each matter to be voted upon at the 2019 Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the 2019 Annual Meeting, and not revoked or superseded, will be voted at the 2019 Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted as you specify. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the eleven Intended Nominees (or, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from the Board prior to the 2019 Annual Meeting and the Board contracts to eliminate the resulting one or two vacancies, the remaining eligible Intended Nominees) set forth on the WHITE proxy card (Proposal 1); “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2019 (Proposal 2); “FOR” the approval of the Cadiz Inc. 2019 Equity Incentive Plan (Proposal 3); “FOR” the non-binding, advisory resolution approving the compensation of the Company’s named executive officers (Proposal 4); and “AGAINST” the stockholder proposal to amend the deadline for timely notice of stockholder business before an annual meeting, if properly presented (Proposal 5).

What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

As a stockholder of record, if you properly complete, sign, date and return a WHITE proxy card or voting instruction form, your shares of common stock will be voted as you specify. However, if you submit a signed WHITE proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

●	“FOR” the election of the eleven Intended Nominees listed on the WHITE proxy card (i.e., Messrs. Brackpool, Bohn, Brown, Courter, Grant, Hickox, Hutchison, Nevins, Slater and Mses. Echaveste and Webb de Macías) (or, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from the Board prior to the 2019 Annual Meeting and the Board contracts to eliminate the resulting one or two vacancies, the remaining eligible Intended Nominees) to serve on our Board for a one-year term of office expiring at the 2020 Annual Meeting;

●	“FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2019;

●	“FOR” the approval of the Cadiz Inc. 2019 Equity Incentive Plan;

●	“FOR” the approval of the non-binding, advisory resolution approving the compensation of the Company’s named executive officers; and

●	“AGAINST” the stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal. As a result, if you are a beneficial owner, then we encourage you to provide voting instructions to the bank, broker, trust or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

What is the effect of abstentions and broker non-votes on voting?

Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum. Abstention may not be specified with respect to the election of directors (Proposal 1), and abstention with respect to Proposals 2, 3, 4 and 5 will have the same effect as a vote against such proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The New York Stock Exchange (“NYSE”) rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because we are facing a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the 2019 Annual Meeting, whether routine or not. As a result, brokers are not entitled to vote on any of the proposals at the 2019 Annual Meeting without receiving voting instructions from the beneficial owners, and thus the underlying shares will not be counted for establishing the presence of a quorum, and will have no effect on the outcome of Proposals 1, 2, 3, 4 or 5. If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a WHITE proxy card or the voting instruction form provided by the bank, broker, trustee or other nominee that holds your shares, in each case by carefully following the instructions provided.

Could other matters be decided at the 2019 Annual Meeting?

We do not expect any other items of business will be presented for consideration at the 2019 Annual Meeting other than those described in this proxy statement. However, by signing, dating and returning a WHITE proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the 2019 Annual Meeting, and of which we did not have notice at least by April 11, 2019, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Who will count the votes?

All votes will be tabulated as required by Delaware law, the state of our incorporation, by the inspector of election appointed for the 2019 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the 2019 Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the 2019 Annual Meeting. If our final voting results are not available within four business days after the 2019 Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

What vote is required with respect to the proposals?

Election of Directors. Vote by a plurality of the shares present in person (including by remote communication, if applicable) or represented by proxy at the 2019 Annual Meeting and entitled to vote thereon is required for the election of directors under Proposal 1. This means that, among the Company’s Intended Nominees and the Additional WAM Nominees, the eleven nominees (or, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from the Board prior to the 2019 Annual Meeting and the Board contracts to eliminate the resulting one or two vacancies, nine or ten nominees, as applicable) receiving the highest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. You may vote “FOR” all Intended Nominees, “WITHHOLD” your vote as to all Intended Nominees, or “FOR” all Intended Nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than eleven directors and stockholders may not cumulate votes.

Ratification of Auditors. The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 2, the abstention will have the same effect as an “AGAINST” vote.

Approval of Equity Plan. The approval of the Cadiz Inc. 2019 Equity Incentive Plan requires an affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 3, the abstention will have the same effect as an “AGAINST” vote.

Non-binding Resolution to Approve Compensation for Executive Officers. The approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 4, the abstention will have the same effect as an “AGAINST” vote. While the vote on Proposal 4 is advisory, and will not be binding on the Company or our Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

Stockholder Proposal to Amend the Bylaws. If properly presented at the 2019 Annual Meeting, the approval of the stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented, requires the affirmative vote of the majority of shares outstanding and entitled to vote thereon. The enclosed WHITE proxy card enables a stockholder to vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

Who will pay for the solicitation of proxies?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the WHITE proxy card, the Notice of Annual Meeting of Stockholders and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the 2019 Annual Meeting. We have agreed to pay Morrow Sodali $125,000, plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately 35 of its employees will assist in the solicitation. Our aggregate expenses, including legal fees and the fees and expenses of Morrow Sodali, are expected to be approximately $500,000, of which approximately $350,000 has been incurred as of the date of this proxy statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the 2019 Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the 2019 Annual Meeting, would like additional copies of this proxy statement or need help submitting a proxy for your shares, please contact Morrow Sodali, the Company’s proxy solicitor:

509 MADISON AVENUE

SUITE 1206

NEW YORK, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: CDZI@morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH

OF THE BOARD’S INTENDED NOMINEES
ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND
“AGAINST” PROPOSAL 5, USING THE ENCLOSED WHITE
PROXY CARD OR VOTE INSTRUCTION FORM.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR
VOTE INSTRUCTION FORM SENT TO YOU BY WAM EVEN AS A PROTEST VOTE,

AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

BACKGROUND OF THE SOLICITATION

In February 2016, the Company entered into a lease agreement with Fenner Valley Farms (“FVF”), a subsidiary of WAM, a related party, pursuant to which FVF leased, for a 99-year term, 2,100 acres at the Cadiz/Fenner property (the “WAM Lease”). In exchange, FVF paid the Company a one-time payment of $12 million. WAM has failed to maintain the leased property in accordance with the WAM Lease, despite numerous communications from the Company notifying both WAM and its Board designees of such noncompliance.

On May 1, 2018, the Company and WAM entered into the Cooperation Agreement, pursuant to which the Board agreed to expand from nine to eleven members, and add Messrs. Bohn and Brown as Board designees of WAM. According to the Cooperation Agreement, for so long as WAM beneficially owns at least 12% of the Company’s outstanding stock (the “12% Ownership Threshold”), it is entitled to nominate two designees to the Board.

Also pursuant to the Cooperation Agreement, WAM agreed to vote its shares in favor of the election of the slate of directors nominated by the Board at each annual meeting of the Company while the Cooperation Agreement is in effect.

On May 31, 2018, the Company announced the appointment of Messrs. Bohn and Brown to the Board.

On November 14, 2018, during a meeting with the Board and representatives of WAM, WAM and Anthony L. Arnerich, one of the Additional WAM Nominees, made a presentation (the “WAM Presentation”) that included, among other things, a proposal that the Company enter into a transaction with WAM which would result in the Company purchasing two disparate conventionally farmed properties from WAM (the “WAM Properties”) for $90 million in Cadiz convertible preferred stock, which was a price and resulting level of dilution, upon later reflection, that the Company’s senior management determined to be well in excess of the WAM Properties’ value, and as a result, not in the best interests of the Company’s stockholders.

On April 3, 2019, Tim Shaheen, Chief Financial Officer of the Company, sent a letter to Matthew Diserio of WAM, informing WAM that its ownership in the Company had fallen below the 12% Ownership Threshold. The Company sent the letter understanding that it had no obligation to inform WAM of WAM’s failure to own the 12% Ownership Threshold, but chose to do so as a courtesy to WAM even though the Cooperation Agreement does not contain anti-dilution provisions. Mr. Shaheen offered WAM the opportunity to restore its ownership up to 12% by April 10, 2019, in preparation of the Company’s proxy statement for the 2019 Annual Meeting, so that WAM would not lose one of its designated Board seats.

On April 5, 2019, Schulte Roth & Zabel LLP, WAM’s legal counsel (“Schulte”) sent Mr. Shaheen and Richards, Layton & Finger, P.A., the Company’s Delaware legal counsel, (“Richards, Layton & Finger”) a letter expressing disappointment and requesting that the Company nominate all of the incumbent directors for re-election at the 2019 Annual Meeting regardless of WAM’s failure to own the 12% Ownership Threshold.

On April 9, 2019, Richards, Layton & Finger responded on behalf of the Company in a letter to Schulte, reiterating its offer to allow WAM to come into compliance with the requisite 12% Ownership Threshold to maintain its two Board designees.

On April 10, 2019, Schulte sent a letter to Richards, Layton & Finger and Mr. Shaheen, disclosing that WAM initiated a process to convert a sufficient portion of its 7.00% Convertible Senior Notes due 2020 (the “Convertible Notes”) to restore its ownership to the 12% Ownership Threshold.

On April 12, 2019, Richards, Layton & Finger sent a letter to Schulte acknowledging receipt of the April 10th letter and confirming that the Company would nominate Messrs. Bohn and Brown for election at the 2019 Annual Meeting.

On April 19, 2019, WAM delivered a formal notice to Mr. Shaheen of its intent to nominate and solicit proxies in support of the Additional WAM Nominees and Messrs. Bohn and Brown for election to the Board at the 2019 Annual Meeting. WAM further notified the Company that it intends to submit a proposal at the 2019 Annual Meeting to vote on a stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting.

According to WAM’s nomination notice, WAM owned approximately 3,257,547 shares of the Company’s outstanding common stock (representing approximately 12.1% of our outstanding common stock).

On April 22, 2019, Richards, Layton & Finger sent a letter to Schulte acknowledging receipt of the nomination notice and informing WAM that the Company had not yet received notice that conversion of the Convertible Notes had taken place. Again the Company offered WAM an opportunity to bring its stake in compliance with the 12% Ownership Threshold, and requested that WAM deliver its notice of conversion by April 22, 2019. The conversion notice was subsequently received and the shares were issued on April 22, 2019.

On April 23, 2019, Eisner LLP, the Company’s counsel, met telephonically with Schulte to discuss the ramifications of WAM’s nomination notice in light of the Cooperation Agreement.

On April 30, 2019, the Company received a letter from Hoving & Partners S.A., a stockholder representing more than 31% of the Company’s outstanding stock, expressing its support for the Company, its business plan and its leadership, which was filed on a Current Report on Form 8-K with the SEC on May 6, 2019.

On May 7, 2019, Scott Slater, Chief Executive Officer of the Company, met telephonically with WAM to discuss, among other things, a settlement proposal made by the Company in an effort to amicably resolve WAM’s nomination of the Additional WAM Nominees at the 2019 Annual Meeting. WAM refused to accept the Company’s offer.

Also on May 7, 2019, Vinson & Elkins L.L.P. (“V&E”), the Company’s outside counsel, sent a letter to Schulte, asking for clarification on whether WAM intends to uphold its commitment to vote for the Company’s Intended Nominees, pursuant to the Cooperation Agreement.

On May 8, 2019, Schulte responded to V&E with a letter that neither confirmed that WAM would vote in accordance with its obligations under the Cooperation Agreement, nor did it affirm that WAM intends to violate the Cooperation Agreement.

On May 10, 2019, V&E sent a letter to Schulte, expressing the Company’s disappointment that despite Mr. Slater’s attempts to schedule follow-up meetings to discuss the Company’s settlement proposal, no further negotiations had taken place due to WAM’s scheduling conflicts. Notwithstanding WAM’s failure to respond to the Company’s overtures, V&E notified Schulte that the Company’s settlement proposal would remain open until May 11, 2019.

On May 11, 2019, five days after the Company proposed a settlement, WAM responded to V&E’s May 10th letter without addressing the Company’s settlement proposal. Although WAM’s letter claimed that “WAM remains eager to meet with the Company,” WAM has offered to meet with the Company no earlier than May 20, 2019.

On May 13, 2019, the Company filed a preliminary proxy statement with the SEC.

On May 23, 2019, the Company filed an amendment to its previously filed proxy statement with the SEC.

On May 31, 2019, the Company filed an amendment to its previously filed proxy statement with the SEC.

On June 4, 2019, the Company filed its definitive proxy statement with the SEC.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM WAM, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE ADDITIONAL WAM NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON A WHITE PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

PROPOSAL 1 ELECTION OF DIRECTORS

The Board intends to nominate the eleven Intended Nominees listed below for election at the 2019 Annual Meeting. However, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from our Board prior to the 2019 Annual Meeting, the Board will contract its size by one director per Departing Nominee, for up to two Departing Nominees, pursuant to Section 3.2 of the Bylaws. In the event the Board does contract as described prior to the 2019 Annual Meeting, nine or ten nominees, as applicable, will be elected to the Board.

Intended Nominees:

Keith Brackpool

John A. Bohn

Jeffrey J. Brown

Stephen E. Courter

Maria Echaveste

Geoffrey Grant

Winston H. Hickox

Murray H. Hutchison

Richard Nevins

Scott S. Slater

Carolyn Webb de Macías

Each of the Intended Nominees has consented to be named in this proxy statement and to serve as a director, if elected.  The Board has reviewed the background of the nominees, as set out on the following page, and has determined to nominate each Intended Nominee for election. Mr. Pacini shall continue to serve on the Board, as well as on the committees of the Board of which he is currently a member, until the 2019 Annual Meeting. Proxies may not be voted for a greater number of persons than eleven.

The Board believes that each Intended Nominee has valuable individual skills and experience that, taken together, provides it with the variety and depth of knowledge, judgment and vision necessary to provide effective oversight of a resource development enterprise like the Company.  As indicated in the following biographies, the Intended Nominees have extensive and diverse experience in a variety of fields, including water policy (Messrs. Bohn, Brackpool and Slater), real estate development (Messrs. Hutchison and Hickox), environmental stewardship (Messrs. Hutchison and Hickox), agricultural development (Mr. Brackpool), capital raising (Messrs. Brackpool, Brown, Grant, Hickox and Nevins), public accounting (Mr. Courter), public policy (Mses. Echaveste and Webb de Macías and Messrs. Hickox, Hutchison and Slater), community engagement (Mses. Echaveste and Webb de Macías) and academia (Mses. Echaveste and Webb de Macías and Messrs. Courter and Slater).

The Board also believes that, as indicated in the biographies, the Intended Nominees have demonstrated significant leadership skills as a chief executive officer (Messrs. Bohn, Brown, Brackpool, Hutchison, Grant, Hickox, Courter and Nevins and Ms. Echaveste), or as high-ranking appointments in state and federal government administrations (Messrs. Brackpool, Bohn and Hickox and Mses. Echaveste and Webb de Macías) and as chair of community and academic foundation boards (Mses. Echaveste and Webb de Macías).  All of the Intended Nominees have significant experience in the oversight of public companies due to their service as the Company’s directors or as directors of other companies.  The Board believes that these skills and experiences qualify each Intended Nominee to serve as a director of the Company.

Pursuant to the May 2018 Cooperation Agreement with WAM, the Company agreed to expand its Board and add two new members, suggested by WAM, John A. Bohn and Jeffrey J. Brown. In honoring its obligations under the Cooperation Agreement, the Board has included Messrs. Bohn and Brown in the Company’s proxy statement and intends to nominate each of them, unless the Cooperation Agreement is terminated prior to the 2019 Annual Meeting. Due to the commitments WAM made in the Cooperation Agreement, we believe that WAM is obligated to vote for the Company’s recommended nominees on the WHITE proxy card, and cannot vote for the Additional WAM Nominees.

WHITE proxy cards will be voted for the election of the Intended Nominees named above unless instructions are given to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named. Should any Intended Nominee become unable to serve as a director, the persons named in the enclosed form of proxy will, unless otherwise directed, vote for the election of such other person as the present Board may designate to fill that position.

Required Vote.

Vote by a plurality of the shares present in person (including by remote communication, if applicable) or represented by proxy at the 2019 Annual Meeting and entitled to vote thereon is required for the election of directors under Proposal 1. This means that, among the Company’s Intended Nominees and the Additional WAM Nominees, the eleven nominees (or, in the event that one or two of the Intended Nominees cannot serve, revokes his or her consent to serve or resigns from the Board prior to the 2019 Annual Meeting and the Board contracts to eliminate the resulting one or two vacancies, nine or ten nominees, as applicable) receiving the highest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. You may vote “FOR” all Intended Nominees, “WITHHOLD” your vote as to all Intended Nominees, or “FOR” all Intended Nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than eleven directors and stockholders may not cumulate votes.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF
THE COMPANY’S INTENDED NOMINEES AS A DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth certain biographical information, the present occupation and the business experience for the past five years or more of each individual we presently intend to nominate to the Board at our 2019 Annual Meeting of Stockholders.

Intended Nominees for director:

Name	Age	Position with Cadiz

Keith Brackpool	61	Chairman of the Board

John A. Bohn	81	Director

Jeffrey J. Brown	58	Director

Stephen E. Courter	64	Director

Maria Echaveste	64	Director

Geoffrey Grant	58	Director

Winston H. Hickox	76	Director

Murray H. Hutchison	80	Director

Richard Nevins	71	Director

Scott S. Slater	61	Director, President and Chief Executive Officer

Carolyn Webb de Macías	71	Director

Keith Brackpool is a co-founder of the Company and Chairman of the Board, a position he has held since 2001.  Mr. Brackpool was appointed to the Board in 1986.  Mr. Brackpool served as President of the Company from December 1991 until April 2011. Mr. Brackpool also served as Chief Executive Officer of the Company from December 1991 until January 2013.  Mr. Brackpool is also currently a principal of 1334 Partners L.P., a partnership that owns commercial real estate in California.  Mr. Brackpool has extensive experience in California public policy and, most recently, served on the California Horse Racing Board (“CHRB”) from September 2009 to January 2013, including a term as Chairman from 2010 to 2013.  Previously, Mr. Brackpool was co-chair of California Governor Gray Davis’ Agriculture and Water Transition Task Force and the Commission on Building for the 21st Century, a diverse panel that developed long-term policy proposals to meet the state’s future water, housing, technology and transportation needs.  Earlier in his career, Mr. Brackpool served as director and chief executive officer of North American Operations for Albert Fisher Group, a multi-billion dollar food company.

John A. Bohn was appointed as a director effective May 30, 2018. Mr. Bohn was appointed pursuant to the terms of the Cooperation Agreement. Mr. Bohn has served as a partner and Chief Strategist at Deepwater Desal, LLC, a California company developing a desalination facility in Monterey, a partner at Water Property Investors, LLC, an advisory board member for Water Asset Management, LLC and a Director of the Center for Capital Markets Competitiveness, a division of the U.S. Chamber of Commerce, chartered to advise on the reform of the capital markets for the 21st century.  Mr. Bohn most recently completed a three-year term as Chairman and CEO of Renewable Energy Trust Capital, a renewables investment company which he co-founded in 2013.  In 2010, he completed a six-year term as Commissioner of the California Public Utilities Commission, where he was the lead Commissioner over investor-owned water utility regulation and was also instrumental in crafting incentive programs for renewable energy initiatives.  Mr. Bohn also previously served as President and Chief Executive Officer of Moody’s Investors Service.  Earlier in his career, Mr. Bohn joined the President Reagan Administration in 1981 and served in a variety of capacities including as U.S. Ambassador and Executive Director of the Asian Development Bank and later as Chairman and CEO of the Export Import Bank of the United States. Mr. Bohn began his career practicing law in California. He received his undergraduate degree with honors from Stanford University, attended the London School of Economics as a Fulbright scholar and received his JD from Harvard Law School.

Jeffrey J. Brown was appointed as a director effective May 30, 2018. Mr. Brown was appointed pursuant to the terms of a Cooperation Agreement. Mr. Brown is the Chief Executive Officer and founding member of Brown Equity Partners, LLC, a California company that provides equity and debt capital to a variety of business endeavors. Prior to founding Brown Equity Partners in January 2007, Mr. Brown served as a founding partner and primary deal originator for the venture capital and private equity firm Forrest Binkley & Brown from 1993 to 2007. In addition to his Board service at the Company, Mr. Brown also currently serves on the Nominating and Governance Committee, Compensation Committee and as Audit Committee Chair of Rent-A-Center, Inc. (NASDAQ: RCII) and also on the board of directors and as chair of the audit committee of Medifast, Inc. (NYSE: MED), where he also serves as Lead Director.  In his more than 30 years in the investment business, Mr. Brown has served on more than 40 corporate boards of directors, including nine public company boards. Earlier in his career, Brown held positions at Hughes Aircraft Company, Morgan Stanley & Company, Security Pacific Capital Corporation and Bank of America Corporation. Mr. Brown received his MBA from the Stanford University Graduate School of Business and graduated summa cum laude as a Mathematics Major from Willamette University.

Stephen E. Courter was appointed a director of the Company effective October 9, 2008.  Mr. Courter was originally appointed to the Board as a designee of LC Capital Master Fund for a term expiring at the 2009 annual meeting of stockholders.  Mr. Courter is currently on the faculty of the McCombs School of Business, University of Texas at Austin where he teaches MBA courses in strategy and new venture creation.  He also serves as a director of Mobi Corporation, an information technology firm, and Upland Software, a business process software company. Mr. Courter has more than 25 years of experience in management positions in the technology/telecommunications industry, serving most recently as CEO of Broadwing Communications from 2006 to 2007 and CEO of NEON Communications from 2000 to 2006.  Mr. Courter began his career as an officer in the U.S. Army and has also held various executive positions, both in the United States and Europe, at several major corporations including KPMG, IBM and Sprint.

On April 4, 2019, Maria Echaveste was nominated by the Board to stand for election as a director at its 2019 Annual Meeting. Ms. Echaveste is a scholar with a distinguished career working as a community leader, public policy advisor, lecturer, senior White House official and attorney.  She is presently President and CEO of the Opportunity Institute, a non-profit working to increase economic and social mobility focused on equity for the most vulnerable communities, a position she has held since March 2019.  Ms. Echaveste has been affiliated with UC Berkeley in various capacities since 2004 including: lecturing at the School of Law and in the undergraduate division on immigration and education; serving as program and policy director of the Law School’s Chief Justice Earl Warren Institute on Law and Social Policy from 2006 to 2012; serving as a Senior Fellow at UC Berkeley’s Center for Latin American Studies since 2008; and as a Visiting Scholar with the Berkeley Food Institute from 2015 to 2016.  Previously, from 1998 to 2001, Ms. Echaveste served as Assistant to the President and Deputy Chief of Staff for President Bill Clinton focused on issues relating to immigration, civil rights, education, finance, Mexico and Latin America.  From 1993 to 1997 she served as Administrator of the Wage and Hour Division at the U.S. Department of Labor. In 2009, then-Secretary of State Hillary Clinton appointed Ms. Echaveste as a special representative to Bolivia.  From 2015 to 2017, Ms. Echaveste served as vice-chair of the California International Trade and Investment Advisory Committee, an appointment by Governor Brown. Ms. Echaveste presently serves on the board of directors of the Level Playing Field Institute, Mi Familia Vota and UCSF Benioff Children’s Hospitals.

Geoffrey Grant was appointed a director of the Company effective January 22, 2007. Mr. Grant is currently a private investor. In 2012, Mr. Grant retired from Grant Capital Partners, an asset management firm founded by Mr. Grant in 2008, where he was the Managing Partner and the Chief Investment Officer.  Prior to founding Grant Capital Partners, Mr. Grant was a Managing Partner and the Chief Investment Officer of Peloton Partners LLP, a global asset management firm.  Mr. Grant co-founded Peloton Partners LLP in 2005.  Mr. Grant’s career in financial markets spans 35 years beginning at Morgan Stanley in 1982 in foreign exchange options and currency derivatives, then with Goldman Sachs from 1989 to 2004 where he ultimately served as Head of Global Foreign Exchange and Co-head of the Proprietary Trading Group in London.

Winston Hickox was appointed a director of the Company effective October 2, 2006.  Mr. Hickox is currently a stockholder at California Strategies, LLC, a public policy consulting firm and a member of the Strategic Advisory Group for Palladin Capital, a leading global private investment firm.  From 2004 to 2006, Mr. Hickox completed a two-year assignment as Senior Portfolio Manager with the California Public Employees’ Retirement System (“CalPERS”) where he assisted with the design and implementation of a series of environmentally oriented investment initiatives in the Private Equity, Real Estate, Global Public Equities and Corporate Governance segments of the fund’s investment portfolio.  Prior to his assignment at CalPers, from 1999 to 2003, Mr. Hickox served as Secretary of the California Environmental Protection Agency and a member of the Governor Gray Davis’ cabinet.  Mr. Hickox’s environmental policy experience also includes membership on the board of the California League of Conservation Voters, including a four-year term as Board President (1990 – 1994) and two years on the boards of Audubon California and Sustainable Conservation (2004 – 2006).  Mr. Hickox formerly served as a member of the board of Thomas Properties Group, Inc., a publicly-traded full service real estate investment firm, prior to its acquisition by Parkway Properties, Inc. in December 2013. Additionally, Mr. Hickox formerly served as a member of the board of GRIDiant Corporation, a privately held corporation in the energy technology sector.  Earlier in his professional career, Mr. Hickox was a partner and Managing Director with LaSalle Advisors, Ltd., a major force in the world’s real estate capital markets, and a Managing Director with Alex Brown Kleinwort Benson Realty Advisors Corp., where he served as head of the firm’s Portfolio Management Group.

Murray H. Hutchison was appointed a director of the Company in June 1997. He is also a member of the Board of Managers of the Company’s subsidiary, Cadiz Real Estate LLC (“Cadiz Real Estate”). In his capacity as a manager of Cadiz Real Estate, he performs essentially the same duties on behalf of Cadiz Real Estate as he would as an outside director for a corporation.  Since his retirement in 1996 from International Technology Corporation (“ITC”), a publicly-traded diversified environmental management company, Mr. Hutchison has been self-employed with his business activities involving primarily the management of an investment portfolio. From 1976 to 1996, Mr. Hutchison served as Chief Executive Officer and Chairman of International Technology for ITC.  Mr. Hutchison formerly served as Chairman of the Board of Texas Eastern Product Pipelines Company (“TEPPCO”), a publicly-traded company operating in refined petroleum products, liquefied petroleum gases and petrochemical transportation and storage, prior to its acquisition by Enterprise Products Partners L.P. in October 2011.  Mr. Hutchison formerly served as Lead Director on the board of Jack in the Box, Inc.(NASDAQ: JACK), a publicly-traded fast food restaurant chain since May 1998 until February 2012.  Mr. Hutchison serves as a director on the board of Cardium Therapeutics, Inc. (OTCMKTS: CRXM), a publicly-traded medical technology company. Additionally, Mr. Hutchison serves as a director of several other non-publicly-traded U.S. companies.

Richard Nevins was appointed as a director of the Company effective July 1, 2016. Mr. Nevins was originally appointed to the Board as a designee of LC Capital Master Fund. Mr. Nevins is an independent financial advisor and has more than 30 years of financial experience as a senior investment banker and senior corporate officer. Mr. Nevins holds a MBA from the Stanford Graduate School of Business and a Bachelor of Arts in Economics from the University of California, Riverside.

Scott S. Slater is the Company’s President and Chief Executive Officer, appointed to the role of President in April 2011 and Chief Executive Officer effective February 1, 2013. In addition, Mr. Slater has been a member of the Board since February 2012.  Mr. Slater is an accomplished negotiator and litigator and, in addition to his role at the Company, is a stockholder in Brownstein Hyatt Farber Schreck LLP, the nation’s leading water law firm. For more than 30 years, Mr. Slater’s practice has been limited to litigation and the negotiation of agreements related to the acquisition, distribution and treatment of water. He has served as lead negotiator on a number of important water transactions, including the negotiation of the largest conservation-based water transfer in U.S. history on behalf of the San Diego County Water Authority. Mr. Slater is also the author of California Water Law and Policy, the state’s leading treatise on the subject, and has taught water law and policy courses at University of California, Santa Barbara, Pepperdine University, and the University of Western Australia, among others.

On April 4, 2019, Carolyn Webb de Macías was nominated by the Board to stand for election as a director at the 2019 Annual Meeting. Carolyn Webb de Macías is a community leader with an extensive career in public policy and higher education. Ms. Webb de Macías serves as Board Chair for the Los Angeles Partnership, a non-profit organization that manages 17 public schools through a Memorandum Of Understanding with the Los Angeles Unified School District, and as Member of the Board of the Community Coalition of South Los Angeles, a community education and advocacy organization. Previously Ms. Webb de Macías served in the office of Elementary and Secondary Education in the U.S. Department of Education as an appointee of President Barack Obama from 2010 to 2012. From 1997 to 2008, Ms. Webb de Macías served in various roles at the University of Southern California including adjunct faculty member in the USC Rossier School of Education, associate provost from 1997 to 2002 and vice president for external relations from 2002 to 2008. From 1991 to 1997 Ms. Webb de Macías served as chief of staff for Los Angeles City Councilman Mark Ridley-Thomas. Ms. Webb de Macías’ strong record of community service includes roles as founding member of the Board for the Alliance for Regional Collaboration to Heighten Educational Success (“ARCHES”), member of the Boards of the Los Angeles African American Women’s Public Policy Institute and the International Black Women’s Public Policy Institute, member of the Central City Association Executive Committee and founding president of the Education Consortium of Central Los Angeles. Ms. Webb de Macías has been honored for her work as a founding member of Young Black Scholars of Los Angeles and named a Black Woman of Achievement by the NAACP Legal Defense and Education Fund.

THE BOARD OF DIRECTORS

Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. If the Company’s slate is elected, we will have added four new directors since May 2018, and two of our directors with the longest tenure will have retired since then. There are no family relationships between any directors or current officers of the Company. Officers serve at the discretion of the Board.

The Board is responsible for our management and direction and for establishing broad corporate policies, including our leadership structure. Assessing and managing risk is the responsibility of the management of the Company. Our Board oversees and reviews certain aspects of the Company’s risk management efforts. Annually, the Board reviews our strategic business plans, which includes evaluating the objectives of and risks associated with these plans.

The separation of the Chairman of the Board and Chief Executive Officer roles at public companies has been recommended by proxy advisory experts, stockholder groups and American legislators as a means to promote good corporate governance and manage risk following the enactment of the 2002 Sarbanes-Oxley Act. Currently, Mr. Brackpool serves as Chairman of the Board and Mr. Slater serves as Chief Executive Office and President. Mr. Brackpool had previously served as Chairman and Chief Executive Officer from 2001 until January 2013. The Board separated the capacities of Chairman and Chief Executive in January 2013 for the first time since 2001. The Board believes this change provides additional independence between the Board and management and allows the Board to provide objective guidance and oversight to Mr. Slater and management as they execute the Company’s business plans, carry out the Company’s strategic initiatives and confront any challenges.

In addition, under its charter, the Audit Committee (acting on its behalf and concomitantly as the Risk Committee, as described below) reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Audit Committee is currently composed of Jeffrey J. Brown, Stephen E. Courter, Winston H. Hickox and Raymond J. Pacini. The Board as determined that Mr. Pacini, a member of the Company’s Audit Committee, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”). Mr. Pacini will not be standing for re-election at the 2019 Annual Meeting. Following the 2019 Annual Meeting, Mr. Courter, whom the Board has determined to be an “audit committee financial expert”, will replace Mr. Pacini as Chair of the Audit Committee.

Director Independence

Messrs. Bohn, Brown, Courter, Grant, Hickox, Hutchison, Nevins, Pacini and Mses. Echaveste and Webb de Macías have all been affirmatively determined by the Board to be “independent” under all relevant securities and other laws and regulations, including those set forth in SEC and regulations and pertinent listing standards of the NASDAQ Global Market, as in effect from time to time. In February 2017, the directors unanimously elected Mr. Grant as the Company’s lead independent director to further enhance independent director oversight of management.

The Company’s independent directors meet routinely in executive session without the presence of management. Independent directors met in executive session at each regularly scheduled meeting of the Board, at least four (4) times annually, in each case outside the presence of any director who also serves as an executive officer. In addition to regularly scheduled Board meetings, the Board and various committees of the Board regularly meet to receive and discuss operating and financial reports presented by the Chief Executive Officer and other members of management as well as reports by experts and other advisors.

Independence of Committee Members

The Board maintains three committees, whose functions are described below. The Board has determined that all members of its committees are independent. Each Board committee is chaired by an independent director and maintains a written charter detailing its authority and responsibilities. These charters are reviewed periodically as legislative and regulatory developments and business circumstances warrant and are available in their entirety on the Company’s website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy.

Communications with the Board

Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the particular Board member, and delivering the communication in person or mailing it to: Board of Directors c/o Timothy J. Shaheen, Corporate Secretary, Cadiz Inc., 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071.

Meetings and Committees of the Board

During the year ended December 31, 2018, the Board held nine formal meetings, conferred on a number of occasions through telephone conferences, and took action, when appropriate, by unanimous written consent. All then serving members of the Board were present at each meeting, with the exception of (i) Mr. Hickox, who was unable to attend three telephonic meetings, (ii) Mr. Pacini, who was unable to attend one telephonic meeting, and (iii) Mr. Brown, who was unable to attend one in-person meeting, Mr. Bohn and Mr. Brown were not named to the Board until May 2018 and therefore each did not attend one in-person meeting and three telephonic meetings in 2018.

The Board of Directors has three standing committees: the Audit Committee (also acting concomitantly as the Risk Committee), the Compensation Committee and the Corporate Governance and Nominating Committee, each of which is comprised entirely of directors whom the Board has affirmatively determined to be independent, as they meet the objective requirements set forth by the NASDAQ Global Market and the SEC, and have no relationship, direct or indirect, to the Company other than as stockholders or through their service on the Board.

The Audit Committee is responsible for (i) considering the adequacy of the Company’s internal accounting control procedures, (ii) overseeing the Company’s compliance with legal and regulatory requirements, (iii) reviewing the independent auditor’s qualifications and independence, (iv) the appointment, compensation and oversight of all work performed by the independent registered public accounting firm and (v) overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee advises and makes recommendations to the Board regarding the financial, investment and accounting procedures and practices followed by the Company. The Audit Committee is currently composed of Messrs. Pacini, Brown Hickox and Courter. Mr. Pacini is currently the Audit Committee Chair. Following the 2019 Annual Meeting, Mr. Pacini will be replaced as Audit Committee Chair by Mr. Courter. The Board has determined that all members of its Audit Committee are independent. The Audit Committee met four times during the year ended December 31, 2018. All then serving members of the Audit Committee were present at each meeting. Mr. Brown was not appointed to the Audit Committee until May 2018 and therefore did not attend two of the meetings. Each member of the Audit Committee receives quarterly training from the Company’s independent auditors, with such training to include coverage of compliance with Generally Accepted Accounting Principles, the Sarbanes Oxley Act, corporate governance, assessment of risk, compliance auditing and reporting requirements for publicly-traded corporations.

In February 2017, the Board designated the Audit Committee to act concomitantly as the Company’s Risk Committee. In addition to and separately from the Audit Committee’s duties, the Risk Committee’s duties include (i) ensuring that the Company makes decisions that will more likely than not allow it to construct a pipeline to deliver water from its property to the Southern California water transportation system without violating any governing laws or regulations, (ii) monitoring the Company’s compliance with all risk assessment and reporting conducted by the Company’s employees, (iii) identifying material risks relating to the Company’s compliance and preparing a written report to the Board whenever a material risk relating to the Company’s compliance is identified, (iv) monitoring compliance with the Company’s Code of Business Conduct and Ethics and (v) reporting to the Compensation Committee on an annual basis regarding the Chief Executive Officer’s and Chief Financial Officer’s contribution to the Company’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations. The Risk Committee will meet at least two times annually in executive session with no member of management present.

The Compensation Committee oversees compensation of the Chief Executive Officer and key executives and oversees regulatory compliance with respect to the Company’s compensation matters. The Compensation Committee also oversees the Company’s compensation policy applicable to senior management of the Company and advises and makes recommendations to the Board regarding the compensation of directors and executive officers. The Compensation Committee operates under a written charter adopted by the Board, which is available on the Company’s website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy. The Compensation Committee is currently composed of Mr. Hutchison, Mr. Bohn, Mr. Pacini, Mr. Hickox, Mr. Courter and Mr. Grant. Mr. Hutchison is the Compensation Committee Chair. The Board has determined that all members of its Compensation Committee are independent. The Compensation Committee conferred on a number of occasions through telephone conferences, and took action, when appropriate, by unanimous written consent.

The Corporate Governance and Nominating Committee is responsible for the establishment of procedures for the Corporate Governance and Nominating Committee’s oversight of the evaluation of the Board and management. The Corporate Governance and Nominating Committee makes recommendations to the Board of corporate guidelines applicable to the Company. The Corporate Governance and Nominating Committee is also responsible for the identification and recommendation to the Board of qualified candidates for nomination to the Board. The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders provided the nominations are received on a timely basis and contain all information relating to such nominee as is required to be disclosed in the Bylaws, including such person’s written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the proposed nomination is being made, and the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner. The Corporate Governance and Nominating Committee will consider nominees suggested by stockholders on the same terms as nominees selected by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee believes that nominees for election to the Board must possess certain minimum qualifications. The Corporate Governance and Nominating Committee will consider a candidate’s judgment, skill, diversity, experience with businesses and other organizations of comparable size, financial background, beneficial ownership of the Company and the interplay of the candidate’s experience with the experience of other Board members, among other factors, in assessing a candidate. The Board believes that diversity is an important factor in determining the composition of the Board. Except as set forth in this paragraph, the Corporate Governance and Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from a stockholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by stockholders). These issues will be considered by the Corporate Governance and Nominating Committee, which will then make a recommendation to the Board. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board, which is available on the Company’s website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy. The Corporate Governance and Nominating Committee is currently composed of Messrs. Hutchison, Bohn, Pacini, Hickox and Grant. Mr. Hickox is the Corporate Governance and Nominating Committee Chair. The Board has determined that all members of its Corporate Governance and Nominating Committee are independent. In 2018, the Corporate Governance and Nominating Committee met two times in-person and conferred on a number of occasions through telephone conferences, and took action, when appropriate, by unanimous written consent. All members of the Corporate Governance and Nominating Committee were present at the meetings with the exception of (i) Mr. Pacini, who was unable to attend one telephonic meeting and (ii) Mr. Bohn as he was appointed to the Corporate Governance and Nominating Committee in May 2018.

Beginning with the 2017 Annual Meeting of Stockholders, a majority of the members of the Board shall attend each annual stockholder meeting. At the 2018 Annual Meeting of Stockholders, ten members of the Board were present. During annual stockholder meetings, stockholders shall have the right to ask questions, both orally and in writing, and, where appropriate, receive answers and discussion from the Chief Executive Officer and members of the Board, with such discussion to take place regardless of whether those questions have been submitted in advance.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our employees, including the Chief Executive Officer and Chief Financial Officer. A copy of the code of ethics may be found on the Company’s website at http://www.cadizinc.com. Any employee who becomes aware of any existing or potential violation of the code of ethics is required to report it. Any waivers from and amendments to the code of ethics granted to directors or executive officers will be promptly disclosed on the Company’s website at http://www.cadizinc.com.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s compensation policies and practices are developed and implemented through the Compensation Committee of the Board. The Compensation Committee’s responsibility is to review and consider annually the performance of the Company’s named executive officers in achieving both corporate and individual goals and objectives, and to assure that the Company’s compensation policies and practices are competitive and effective in incentivizing management.

The Compensation Discussion and Analysis section provides a description of the primary elements of the Company’s fiscal year 2018 compensation program and policies for the following individuals, who are referred to throughout this proxy statement as our named executive officers:

●	Scott Slater, President and Chief Executive Officer

●	Timothy Shaheen, Chief Financial Officer

●	Keith Brackpool, Chairman of the Board

In February 2013, the Board separated the roles of Chief Executive Officer and Chairman, which had until that time been held by Mr. Brackpool. Mr. Slater manages the day-to-day operation of the Company and its projects and Mr. Brackpool, a Company founder, holds an essential role advising management in the Chairman position. Therefore, Mr. Brackpool remains among our named executive officers and his compensation is further described in this statement.

In 2018, our named executive officers effectively completed multiple transactions important to the long-term success of the Company, including:

●	Negotiated and entered into a Purchase Agreement for 124 miles of a 30” idle natural gas pipeline. This pipeline, together with a 96 mile segment that the Company already owns, crosses San Bernardino, Los Angeles and Kern counties, including the Barstow and Bakersfield areas, which serve as hubs for water delivered from northern and central California to communities in Southern California. We believe the pipeline could diversify delivery opportunities for the Cadiz Valley Water Conservation, Recovery and Storage Project (the “Water Project”) and the Company’s broader water resource development efforts.

●	Defeated a California legislative attack on the Water Project via Senate Bill 120 and implemented a strategic plan to defeat new state legislative and administrative efforts to slow or stop implementation of the Water Project. Following successful approval of the Water Project in applicable public agency and court venues, environmental organizations opposed to the Water Project initiated a strategy in 2017 to create new and additional regulatory hurdles for the Water Project in the California State Legislature and via the Executive Branch. This strategy began with the introduction of Assembly Bill 1000, which sought to create additional environmental review permitting for the Water Project carried out by state agencies. The Company worked with a coalition of bill opponents to educate the Legislature about its impacts, and AB 1000 was held in the Senate Appropriations subcommittee and did not advance further. In 2018, the organized opponents of the Water Project revived AB 1000 via another “gut and amend” of Senate Bill 120 in the last week of the legislative session. Again, the Company worked with a coalition of bill opponents in the condensed time frame, and successfully argued that the bill should be stopped from becoming law.

●	Directed ongoing permitting and technical initiatives related to implementation of Phase 1 of the Water Project. In 2018, project technical planning continued and management oversaw ongoing watershed monitoring, the preparation of construction permit applications, pilot and feasibility testing for water treatment programs, land acquisitions and technical review of hydrology and geology study at the project area.

Compensation Committee activities in 2018 included:

●	Evaluating the performance of the Company’s executive officers;

●	Reviewing and approving the total compensation and benefits of the Company’s executive officers, including cash compensation and long-term incentive compensation; and

●	Reviewing guidelines and standards regarding the Company’s compensation practices and philosophy.

For the Company’s named executive officers, other than Mr. Slater, the Compensation Committee established compensation levels based, in part, on the recommendations of Mr. Slater as Chief Executive Officer.

This section should be read in conjunction with the “Summary Compensation Table” and related tables pertaining to the compensation earned in 2018 by the named executive officers presented in this proxy statement under the caption “Executive Compensation.”

Compensation Philosophy

The Company’s business plan and goals have historically been and continue to be linked to the development of the Water Project. The Company’s annual cash resources are focused on funding the completion of the Water Project’s development process. Due to the long-term nature of developing such a project, the progress made by the Company in the development of the Water Project and the general development of our land and water resources does not bear a direct relationship to quarterly and annual results of operations.

It is critical to the development of the Water Project that the Company attracts and retains well-qualified executives familiar with the water sector as well as long-term infrastructure and project development. As a result, the Company’s executive compensation programs seek to maintain a competitive annual salary structure while emphasizing long-term incentives that are connected to the ultimate implementation of the Water Project. These programs strive to align the interests of the executive officers and management with those of the Company’s stockholders through the use of equity-based programs. In doing so, the Company intentionally reduces the risk that executives will place too much focus on short-term achievements to the detriment of the long-term goals of the Company.

We welcome direct stockholder feedback on our programs. Throughout the year we have met, through meetings and telephone calls, with stockholders representing over 65% of shares outstanding and have taken into consideration the issues which have been expressed as being important to them.

Elements of Compensation

The Company’s compensation program has four primary components: cash salary, performance-based cash awards, long-term incentives through equity stock awards and benefits. Each element of the Company’s compensation program has been specifically chosen to reward, motivate and incentivize the executives of the Company to complete the development and implementation of the Water Project. The Compensation Committee determines the amount for both total compensation and each compensation element through discussions with the Company’s management, consideration of benchmarking data, past performance and future corporate and individual objectives.

The four basic elements of compensation, described in further detail below, are:

●	SALARY. Base salaries for the Company’s named executives are determined by the Compensation Committee depending on a variety of factors including the scope of their responsibilities, their leadership skills and values, their performance and length of service. Salaries for our named executive officers are intended to create a minimum level of compensation that is competitive with other companies deemed comparable, depending on the prior experience and position of the executive. Salaries are typically paid in cash, but could also be paid with restricted stock awards. Decisions regarding salary increases are affected by the named executive’s current salary and the amounts paid to their peers within and outside the Company.

●	LONG-TERM INCENTIVES. The primary form of incentive compensation that is offered to the Company’s executives consists of long-term incentives in the form of equity awards. The use of such long-term incentives is intended to focus and align goals of Company executives with those of stockholders and creates a direct interest in the results of operations, long-term performance and achievement of the Company’s long-term goals.

●	PERFORMANCE BASED CASH AWARDS. The Compensation Committee believes that it is sometimes important to offer cash incentives to executives for the achievement of specified objectives that yield increased value for stockholders and will utilize performance based cash awards from time to time to provide additional incentives.

●	BENEFITS. The Compensation Committee also incorporates retirement, insurance, termination and severance benefits in the compensation program for executive officers. These benefits are offered to retain top executives, maintain their health and wellness and remain competitive in the industry. The retirement and insurance benefits are consistent with those benefits offered more broadly to the Company’s employees.

The Company’s overall compensation packages for our named executive officers have historically emphasized equity incentives due to the long-term development timelines of our projects and the focus of the Company on achieving the implementation of these projects. Even with the emphasis on long-term incentives, the Company’s overall compensation is established at a level comparable to our peer group of companies, which share a similar focus on long-term development of assets. As the Water Project has finalized numerous permitting milestones and prepares for construction and implementation, the Compensation Committee has also utilized performance based cash awards to reward achieved milestones and goals in that calendar year.

Use of Peer Group

Our main asset consists of a large land position with water rights in Southeastern California and our business is primarily focused on the permitting of a water supply and storage project at our primary property in Cadiz, California. Because no other publicly-traded company is similarly situated, it is difficult to identify directly comparable peer companies.

However, for guidance on the pay mix and compensation package of our named executive officers, we identified a peer group of companies operating in the property and asset development sectors, specifically companies with comparable market capitalization and an emphasis on the development of property and real estate in the Southwestern United States. The peer group includes the following companies:

●	Alico, Inc.

●	Forestar Group, Inc.

●	Limoneira Company

●	PICO Holdings, Inc.

●	Taylor Morrison, Inc.

●	Tejon Ranch Co.

●	Pure Cycle Corp.

Benchmarking

The Compensation Committee believes it is important to understand and analyze the current compensation programs of other companies when making compensation decisions. We traditionally consider the compensation programs of our peers when determining compensation for the named executive officers. This year the Compensation Committee reviewed publicly available information for our peer group companies to compare the components of our compensation program for the executive officers with those of the peer group.

Due to the Company’s strategic plan and current focus on development of the Water Project, the Compensation Committee exercises its discretion in determining compensation packages that may differ from the peer group. Consequently, in setting executive officer compensation levels, we do not have a policy of setting compensation levels within a fixed range of benchmarks of our peer companies. Nevertheless, the peer group is instructive in assessing elements of compensation and structure for similarly situated companies.

Upon review of publicly available information for our peers, the Compensation Committee found the total compensation of our Chief Executive Officer to be among the lowest in the peer group.

Performance Objectives

The Compensation Committee emphasizes performance objectives for executives when granting long-term equity compensation awards from existing plans. Currently, as described above, the Company is focused on the performance of objectives related to implementation of the Water Project and fixes equity grants to satisfaction of such project development objectives including both restrictions as to sale and on a vesting schedule commensurate with the anticipated Water Project development timeline.

Elements of 2018 Compensation

1. SALARY. In evaluating base salaries for 2018, the Compensation Committee believed it was important to maintain competitive base salary compensation that would also keep cash compensation expenditures to a minimum. In 2018, each of Messrs. Slater’s, Shaheen’s and Brackpool’s annual base salary remained the same as in 2017.

2. LONG-TERM INCENTIVES. The Compensation Committee has chosen to rely upon equity instruments, such as restricted stock and options, in designing compensation packages for executives. The Compensation Committee views the grant of equity based awards as an incentive for future performance since the value of these equity based awards will increase as the Company’s stock price increases, thereby satisfying the Compensation Committee’s goal of linking executive compensation to share price appreciation over the longer term and promoting the retention of the key executives throughout the development process of our projects. The Compensation Committee is conscious of the potential dilutive effect arising from the use of equity incentives and tries to limit issuances to maintain appropriate ratios of overall ownership levels in the Company from year to year.

In order for us to utilize equity based awards as our primary form of incentive compensation and maintain alignment with the goals of stockholders, the Compensation Committee and the Board have created plans subject to stockholder approval. The Company’s most recent equity incentive program (the “2014 Incentive Plan”) was approved by stockholders at the Company’s 2014 Annual Meeting of Stockholders. The 2014 Incentive Plan reserved 675,000 shares for issuance; the plan currently has 20,269 shares available for issuance.

The Compensation Committee did not award restricted stock or options to the Company’s named executive officers in 2018 and has authored the new Cadiz Inc. 2019 Equity Incentive Plan (being considered for approval at the 2019 Annual Meeting) that better aligns the Company’s current objectives with equity incentive awards (See “Proposal 3”). Implementation of the Cadiz Inc. 2019 Equity Incentive Plan is expressly contingent upon the Company obtaining stockholder approval prior to December 31, 2019.

3. CASH AWARDS. While the Compensation Committee believes that equity based awards rather than cash based awards allow the Company to better preserve our existing cash resources and, accordingly, has relied primarily upon the grant of equity based awards to reward executive performance (see “Long-Term Incentives”) of named executive officers, the Compensation Committee also believes that it is important to offer cash incentives to executives for the achievement of specified objectives that yield increased value for stockholders and to reduce the tax burdens associated with the issuance of restricted equity based awards. In 2018, Mr. Brackpool, Mr. Shaheen and Mr. Slater were each granted a $300,000 cash award by the Board for exemplary service in implementing Company objectives throughout the course of the year, including those transactions described under “Overview”, above.

4. BENEFITS. Per their 2014 amended and restated employment agreements described below, Mr. Brackpool and Mr. Shaheen received retirement benefits as part of their compensation packages in 2018. Termination and severance terms are adjusted annually in Mr. Brackpool’s and Mr. Shaheen’s existing employment agreements.

Severance and Change in Control Provisions

The Company’s current compensation agreements with Messrs. Brackpool and Shaheen provide for certain severance provisions and benefits associated with various termination scenarios, as well as certain vesting acceleration for equity-based compensation in the event of a change-in-control.  The severance and change in control provisions were determined largely by negotiations between the parties as one of the many elements of a larger negotiation involving the particular executive’s employment or consulting agreement with the Company.  These agreements are designed to be competitive in the marketplace and provide security for these executives in the event that the Company is acquired and their position is impacted. This will allow the Company’s executives to consider and implement transformative transactions of significant benefit to our stockholders without undue concern over their own financial situations. Nevertheless, if an executive leaves under circumstances that call into question whether any compensation amounts paid to him or her were validly earned, we would pursue any legal rights we deemed appropriate under the circumstances.

A summary of the severance and change-in-control provisions applicable to compensation arrangements with the Company’s named executive officers named in the Summary Compensation Table, along with a quantification of the benefits available to each named executive officer as of December 31, 2018, can be found in the section captioned “Potential Payments upon Termination or Change in Control.” The Company does not provide excise tax gross-ups as part of these benefits.

Tax and Accounting Considerations

Impact of Code Section 162(m)

The Compensation Committee has considered the impact of provisions of the Internal Revenue Code of 1986, specifically Code Section 162(m). Section 162(m) limits to $1 million the Company’s deduction for compensation paid to each of our executive officers, which does not qualify as “performance based.” The 2014 Equity Incentive Plan was designed to permit grant awards that qualify as performance-based compensation, thereby permitting the Company to receive a federal income tax deduction in connection with the awards.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company.  Based on this review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Murray H. Hutchison, Chairman

John A. Bohn

Stephen E. Courter

Geoffrey Grant

Winston H. Hickox

Raymond J. Pacini

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this statement into any filing under the Securities Act or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to, earned by, or paid during the years ended December 31, 2018, 2017 and 2016, to the Company’s current Chief Executive Officer and president, our Chief Financial Officer and our former Chief Executive Officer and current Chairman.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Scott Slater	2018	300,000	300,000	—	—	—	600,000
President and current	2017	300,000	300,000	—	—	—	600,000
Principal Executive Officer	2016	300,000	—	—	—	—	300,000
Timothy J. Shaheen	2018	350,000	300,000	—	—	12,587	662,587
Principal Financial Officer	2017	350,000	300,000	851,500	—	12,336	1,513,836
and Secretary	2016	200,000	200,000	59,934	—	9,271	469,205
Keith Brackpool	2018	275,000	300,000	—	—	44,936	319,936
Chairman and former	2017	275,000	300,000	851,500	—	44,260	1,473,760
Principal Executive Officer	2016	35,000	—	95,895	—	42,943	173,838

(1)	The executive officers listed in the Summary Compensation Table above were the Company’s only executive officers during the year ended December 31, 2018.

(2)	This column discloses the dollar amount of compensation cost recognized for the respective fiscal year in accordance with FASB ASC Topic 718. The assumptions used for determining the value of stock awards and options are set forth in the relevant Cadiz Inc. Annual Report to Stockholders in Note 9 to the Consolidated Financial Statements, “Stock-Based Compensation Plans and Warrants.” All Stock Awards listed were approved by stockholders as part of the 2014 Equity Incentive Plan and became fully vested and were issued in 2017.

(3)	All Other Compensation includes a 401k match that is generally available to all employees. Messrs. Brackpool and Shaheen each received $11,000 in 401k matching contributions in 2018. In 2018, Mr. Brackpool’s other compensation also includes $33,936 of company paid expenses related to a leased automobile. Mr. Shaheen’s other compensation for 2018 includes $1,587 in a car allowance. The value of perquisites for Mr. Slater was less than $10,000, and thus no amount relating to perquisites is included in the Summary Compensation Table.

Grants of Plan-Based Award

There were no non-equity incentive plan awards or equity awards granted to our named executive officers in 2018.

Outstanding Equity Awards at Fiscal Year

The following table sets forth certain information concerning outstanding stock and option awards as of December 31, 2018, for each named executive officer.

	Option Awards					Stock Awards
Name	Securities Underlying Unexercised Options (#) Exercisable		Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Marked or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott Slater	100,000	(1)	—	12.51	4/12/21	—	—
Timothy J. Shaheen	100,000	(1)	—	11.50	1/14/20	—	—
Keith Brackpool	200,000	(1)	—	11.50	1/14/20	—	—

(1)	Options granted by the Company under the 2009 Equity Incentive Plan.

Option Exercises and Stock Vested

The following table sets forth certain information concerning stock option exercises and restricted stock vesting during 2018 for each named executive officer.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott Slater	—	—	—	—
Timothy J. Shaheen	—	—	—	—
Keith Brackpool	—	—	—	—

Pension Benefits

The Company does not have any qualified or non-qualified defined benefits plans.

Nonqualified Deferred Compensation

The Company does not have any non-qualified defined contribution plans or other deferred compensation plans.

EMPLOYMENT ARRANGEMENTS

Mr. Slater has served with the Company since November 2008 pursuant to an agreement with the law firm Brownstein Hyatt Farber and Schreck LLP, where Mr. Slater is also a stockholder.  From 2008 to 2012, Mr. Slater was primarily focused on the development of the Company’s Water Project and did not receive a base salary from the Company for his role as General Counsel (2008 – 2012) and President (2011 – 2012).  Mr. Slater’s compensation from the Company consisted exclusively of long-term incentives due to the nature of the development of the Water Project.  In April 2011, Mr. Slater received options to purchase 100,000 shares of common stock at an exercise price of $12.51 per share under the Company’s 2009 Incentive Plan with such options vesting 1/3 when issued, 1/3 in April 2012 and 1/3 in April 2013.  On February 1, 2013, Mr. Slater was named Chief Executive Officer in addition to his ongoing role as President.  As a result, Mr. Slater’s employment arrangements were amended to reflect the broadening of his responsibilities and leadership role over all of the Company’s asset development initiatives. In consideration of Mr. Slater’s agreement to serve as Chief Executive Officer and President, Mr. Slater began to receive an annual base salary from the Company of $300,000 effective February 1, 2013.

The Company’s Chief Financial Officer, Mr. Shaheen, entered into an amended and restated employment agreement with the Company effective July 1, 2014 replacing a May 2009 employment agreement.  Mr. Shaheen serves as the Principal Financial Officer of the Company and as Chairman and Chief Executive of the Board of Managers of Cadiz Real Estate, our subsidiary holding title to the Company’s land and water assets.  Mr. Shaheen also oversees the Company’s agricultural operations.  Mr. Shaheen’s amended and restated agreement provided for a new base salary compensation structure and established milestone principles for further long-term incentive equity awards.  Pursuant to the amended and rested agreement, Mr. Shaheen’s annual base cash compensation was reduced for 2014, 2015 and 2016 in exchange for equity based salary in the form of restricted stock units (“RSUs”) that vested ratably during those years.  Effective July 1, 2014, Mr. Shaheen’s salary was decreased to $200,000 per annum, and he received a total of 62,500 RSUs, 12,500 in 2014 and 25,000 each in 2015 and 2016.  In addition, Mr. Shaheen received a long-term equity incentive milestone award of 100,000 shares of the Company’s stock in the form of 100,000 RSUs.  These RSUs were earned and issued in June 2017.  No RSUs have been granted in 2018 to Mr. Shaheen.  In accordance with the terms of his amended and restated employment agreement, effective January 1, 2017 the base cash salary for Mr. Shaheen automatically reverted to $350,000, representing his salary as in effect immediately prior to the 2014 RSU grants.

Mr. Brackpool entered into an amended and restated employment agreement effective July 1, 2014 (“2014 Amended Agreement”) replacing a May 2009 employment agreement.  The 2014 Amended Agreement provided for a new base salary compensation structure and established milestone principles for further long-term incentive equity awards.  Pursuant to the 2014 Amended Agreement, Mr. Brackpool’s annual base cash compensation was reduced for 2014, 2015 and 2016 in exchange for equity based salary in the form of restricted stock units (“RSUs”) that vested ratably during those years.  Effective July 1, 2014, Mr. Brackpool’s salary was decreased to $35,000 per annum, and he received a total of 100,000 RSUs, 20,000 in 2014 and 40,000 each in 2015 and 2016.  In addition, Mr. Brackpool received a long-term equity incentive milestone award of 100,000 shares of the Company’s stock in the form of 100,000 RSUs.  These RSUs were earned and issued in June 2017.  No RSUs have been granted in 2018 to Mr. Brackpool.  In accordance with the terms of his amended and restated employment agreement, effective January 1, 2017, the base cash salary for Mr. Brackpool automatically reverted to $275,000, representing his salary as in effect immediately prior to the RSU grants.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table and summary set forth estimated potential payments the Company would be required to make to our named executive officers upon termination of employment or change in control of the Company, pursuant to each executive’s employment or consulting agreement in effect at year end. Except as otherwise indicated, the table assumes that the triggering event occurred on December 31, 2018.

Name	Benefit	Termination without Cause or Resignation upon Company Material Breach ($)	Death or Disability ($)	Termination Following Change of Control ($)
Scott Slater	Salary	—	—	—
	Bonus	—	—	—
	Equity Acceleration	—	—	—
	Benefits Continuation(1)	—	—	—
	Total Value	—	—	—

Timothy J. Shaheen	Salary	175,000	175,000	350,000
	Bonus	—	—	—
	Equity Acceleration	—	—	—
	Benefits Continuation(1)	23,162	—	46,323
	Total Value	198,162	175,000	396,323

Keith Brackpool	Salary	275,000	550,000	550,000
	Bonus	—	—	—
	Equity Acceleration	—	—	—
	Benefits Continuation(1)	68,154	—	132,308
	Total Value	341,154	550,000	682,308

(1)	The benefits continuation amounts include car allowances, 401(k) matching benefits and paid vacation.

Termination without Cause or Resignation upon Company Material Breach

Mr. Shaheen’s 2014 Employment Agreement provides that if Mr. Shaheen were terminated by the Company without cause or if he resigns due to a breach of the 2014 Employment Agreement by us, then the Company is obligated to pay severance and continuation of benefits (to the extent such benefits could then be lawfully made available by the Company) for 180 days following the effective date of the termination, as though Mr. Shaheen were continuing to provide services to the Company under the 2014 Employment Agreement.

Mr. Brackpool’s 2014 Amended Agreement provides that if Mr. Brackpool were terminated by the Company without cause or if he resigns due to a breach of the 2014 Amended Agreement by us, then the Company is obligated to pay severance and continuation of benefits (to the extent such benefits could then be lawfully made available by the Company) for one year following the effective date of the termination, as though Mr. Brackpool were continuing to provide services to the Company under his 2014 Amended Agreement.

Termination of Employment Due to Death or Disability

Mr. Shaheen’s 2014 Employment Agreement provides that if he dies or became disabled, he or his estate would be entitled to receive severance for 180 days consisting of his base compensation.

Mr. Brackpool’s 2014 Amended Agreement provides that if he dies or became disabled, he or his estate would be entitled to receive severance for two years consisting of his base compensation.

Change in Control

Mr. Shaheen’s 2014 Employment Agreement provides that if Mr. Shaheen is terminated by the Company following a change in control, the Company is obligated to pay severance and continuation of benefits (to the extent such benefits could then be lawfully made available by the Company) for one year following the effective date of the termination, as though Mr. Shaheen were continuing to provide services to the Company under his 2014 Employment Agreement.

Mr. Brackpool’s 2014 Amended Agreement provides that if Mr. Brackpool is terminated by the Company following a change in control, the Company is obligated to pay severance and continuation of benefits (to the extent such benefits could then be lawfully made available by the Company) for two years following the effective date of the termination, as though Mr. Brackpool were continuing to provide services to the Company under his 2014 Amended Agreement.

DIRECTOR COMPENSATION

The following table summarizes the compensation earned by each of the non-employee directors in 2018. Directors who are also officers or employees of the Company receive no compensation for duties performed as a director.  No current director has an agreement or arrangement with any third party relating to compensation or other payments in connection with the director’s candidacy or service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
John A. Bohn	22,500	5,000	—	27,500
Jeffrey J. Brown	—	27,500	—	27,500
Stephen E. Courter	30,000	20,000	—	50,000
Geoffrey Grant	—	50,000	—	50,000
Winston H. Hickox	30,000	20,000	—	50,000
Murray H. Hutchison	—	50,000	—	50,000
Richard Nevins	—	50,000	—	50,000
Raymond J. Pacini(3)	30,000	20,000	—	50,000

(1)	This column discloses the dollar amount of compensation cost recognized in 2018 based on the fair value at grant date in accordance with FASB ASC Topic 718. These awards were valued at the market value of the underlying stock on the date of grant in accordance with FASB ASC Topic 718.

(2)	Directors of the Company do not receive stock option awards.

(3)	Mr. Pacini will not be standing for re-election at the 2019 Annual Meeting.

DIRECTOR COMPENSATION POLICY

All non-employee directors are entitled to receive, for each 12-month period ending June 30 of each year, the amount of $30,000, prorated for directors serving less than the full 12 months. Payments are made in quarterly installments of $7,500. A director may elect to receive any or all of his or her cash compensation earned in the form the Company’s common stock. A director is entitled to a $7,500 fee for any quarter in which services are rendered. Each June 30, non-employee directors are also entitled to receive a deferred stock award consisting of shares of the Company’s common stock with a value equal to $20,000 (calculated with reference to the average closing price of the Company’s common stock during the one month preceding the annual award date), prorated for directors serving less than the full 12 months.

The compensation arrangements for our Board will be revised in the event the Company’s stockholders approve Proposal 3 (See Proposal 3 – Adoption of the Cadiz Inc. 2019 Equity Incentive Plan, “Automatic Awards of Cash, Restricted Unit Awards and Shares for Outside Directors”).

DIRECTOR STOCK OWNERSHIP POLICY

The Company encourages stock ownership on behalf of its directors. Thus, the Company’s compensation structure for non-employee directors includes awards of stock as compensation for director services. See “Director Compensation Policy”, above.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2018 with respect to shares of the Company’s common stock that may be issued under its existing compensation plans. The table includes plan grants to executive officers and other Company employees.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	492,500	(1)	$11.66	33,332	(2)
Total	492,500		$11.66	33,332

(1)	Represents 492,000 options outstanding under the Company’s 2009 Equity Incentive Plan as of December 31, 2018.

(2)	Represents 33,332 securities issuable under the Company’s 2014 Equity Incentive Plan as of December 31, 2018.

PAY RATIO DISCLOSURE

Pursuant to the Dodd-Frank Act, the SEC adopted a rule requiring annual disclosure of the ratio of the total annual compensation of the principal executive officer (“CEO”) to the median employee’s annual total compensation. Mr. Scott Slater is the Company’s Chief Executive Officer. In the pay ratio table below, Mr. Slater’s total compensation as reflected in the foregoing Summary Compensation Table, is compared to the median employee’s total compensation. For simplicity, the value of the Company’s retirement plan was excluded for Mr. Slater and all permanent employees, as all employees, including the CEO, are offered the same benefits. In determining the median employee, a listing was prepared of all employees that were actively employed as of December 31, 2018, with the exception of Mr. Slater. All wages, bonuses and stock awards paid to each employee were deemed to be the employee’s total compensation. If a permanent employee was not employed by the Company for the entirety of the year, an annualized total compensation was calculated for that employee. The below table presents the ratio of the total annual compensation of the Company’s Chief Executive Officer, Mr. Slater, to the median employee’s annual total compensation:

Mr. Scott Slater (CEO) total annual compensation	$600,000
Median Employee total annual compensation	$190,900
Ratio of CEO to Median Employee total annual compensation	3.14:1.00

Compensation Interlocks and Insider Participation

In fiscal 2018, there were no Compensation Committee interlocks and no insider participation in Compensation Committee decisions that were required to be reported under the rules and regulations of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s voting securities, as of May 29, 2019 for the 2019 Annual Meeting, by each stockholder whom the Company knows to own beneficially more than five percent of our common stock, and by each director, each of the Company’s Intended Nominees, each named executive officer and all directors and executive officers as a group, excluding, in each case, rights under options or warrants not exercisable within 60 days. All persons named have sole voting power and investment power over their shares except as otherwise noted.

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class

Hoving & Partners S.A. Jan-Paul Menke 30A Route de Chene CH-1208, Geneva Switzerland	8,353,960	(1)	31.02%

LC Capital Master Fund, Ltd. LC Capital Partners LP LC Capital Advisors LLC LC Offshore Fund, Ltd. Lampe, Conway & Co., LLC Steven G. Lampe Richard F. Conway c/o Lampe, Conway & Co., LLC 680 Fifth Avenue, 12th Floor New York, NY 10019-5429	7,058,603	(2)	21.33%

Water Asset Management LLC TRF Master Fund (Cayman) LP Disque D. Deane, Jr. Matthew J. Diserio Marc Robert 509 Madison Avenue Suite 804 New York, NY 10022	3,258,219	(3)	12.10%

Nokomis Capital, L.L.C. Brett Hendrickson 2305 Cedar Springs Road, Suite 420 Dallas, TX 75201	2,990,000	(4)	9.99%

BlackRock Inc. BlackRock Advisors, LLC BlackRock Investment Management (uk), Ltd. BlackRock Asset Management Canada Ltd. BlackRock Fund Advisors BlackRock Institutional Trust Company, National Association BlackRock Financial Management, Inc. BlackRock Japan Co., Ltd. BlackRock Investment Management, LLC 55 East 52nd Street New York, NY 10055	1,665,449	(5)	6.18%

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class

Keith Brackpool c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	345,000	(6)	1.3%

Timothy J. Shaheen c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	191,500	(7)	*

Geoffrey Grant c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	166,241	(8)	*

Scott S. Slater c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	109,000	(9)	*

Winston H. Hickox c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	105,765	(10)	*

Murray Hutchison c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	51,453		*

Raymond J. Pacini c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	26,676	(11)	*

Stephen Courter c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	23,948		*

Richard Nevins c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	11,412		*

Jeffrey Brown c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	3,718		*

John A. Bohn c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	893		*

Maria Echaveste c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	0		*

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class

Carolyn Webb de Macias c/o 550 S. Hope St., Suite 2850 Los Angeles, CA 90071	0		*

All directors and officers as a group (nine individuals)	1,035,606	(6)(7)(8)(9)(10)(11)	3.79%

*	Represents less than one percent of the 26,933,432 outstanding shares of common stock of the Company as of May 29, 2019.

Footnotes

(1)

Based upon a Form 13G/A filed on February 12, 2019, Hoving & Partners S.A. owns 8,353,960 shares of the Company’s common stock. Hoving & Partners’ filings with the SEC do not indicate which natural persons have the right to vote or dispose of the shares it presently owns.

(2)

Based upon Form 13D/A filed on February 7, 2019 with the SEC by LC Capital Master Fund Ltd. (“Master Fund”), information provided by Master Fund and the Company’s corporate records, Master Fund and affiliates beneficially own a total of 7,058,603 shares of the Company’s common stock.

Includes 759,492 shares of common stock presently outstanding.

Includes 145,000 shares of common stock presently outstanding and held by Steven G. Lampe over which he has sole voting and dispositive power, but for which Master Fund disclaims beneficial ownership.

Includes 6,083,191 shares of common stock issuable upon conversion of $41.062 million in Convertible Notes at a conversion rate of $6.75 per share as of May 29, 2019 and 70,920 shares of common stock issuable upon conversion of interest that will have accrued within 60 days of May 29, 2019.

These securities, except for the common stock owned solely by Steven G. Lampe, are owned by Master Fund and may also be deemed to be beneficially owned by the named persons below by virtue of the following relationships: (i) LC Capital Partners, LP (“Partners”) and LC Offshore Fund, Ltd. (“Offshore Fund”) beneficially own 100% of the outstanding shares of Master Fund; (ii) LC Capital Advisors LLC (“Advisors”) is the sole general partner of Partners; (iii) Lampe, Conway & Co., LLC (“LC&C”) is investment manager to Master Fund, Partners, and Offshore Fund pursuant to certain investment management agreements and shares voting and dispositive power over the securities; and (iv) Steven G. Lampe and Richard F. Conway are the sole managing members of each of Advisors and LC&C and therefore, have indirect voting and dispositive power over securities held by Master Fund. Each of the persons named above, other than Master Fund, specifically disclaims beneficial ownership of these securities except to the extent of his or its pecuniary interest therein, if any.

Master Fund and/or its affiliates have designated Messrs. Courter and Nevins, directors of the Company, as their designees on our Board.

(3)

Based upon Schedule 13D/A filed on April 23, 2019 and Form 4 filed on May 2, 2019 with the SEC, information provided by WAM and the Company’s corporate records, WAM beneficially own 3,258,219 shares of the Company’s common stock presently outstanding.

Disque D. Deane, Jr., Matthew J. Diserio and Marc Robert are the managing members of WAM and Limited Partners in TRF.

WAM and/or its affiliates have designated Mr. Jeffrey Brown and Mr. John Bohn, directors of the Company, as their designees on our Board.

(4)

Based upon a Schedule 13G/A filed on February 13, 2019 with the SEC, information provided by Nokomis Capital, L.L.C. (“Nokomis Capital”) and the Company’s corporate records, Nokomis Capital owns or controls 4,044,357 shares of common stock upon conversion of $27.299 million in Convertible Notes at a conversion rate of $6.75 per share, of which only 2,990,000 are issuable as of May 29, 2019 and included in the calculation of beneficial ownership, because Nokomis Capital is prohibited from converting Convertible Notes to obtain ownership in excess of 9.99% of the Company’s outstanding common stock.

Does not include 1,054,357 shares of common stock otherwise issuable to Nokomis Capital upon conversion of Convertible Notes held as of May 29, 2019, plus 47,150 shares of common stock issuable upon conversion of interest that will have accrued within 60 days May 29, 2019, but which may not currently be issued due to the 9.99% beneficial ownership limitation.

Nokomis Capital purchased the Convertible Notes through the accounts of certain private funds and managed accounts (collectively, the “Nokomis Accounts”). Nokomis Capital serves as the investment manager to the Nokomis Accounts and may direct the vote and dispose of the shares held by the Nokomis Accounts.  Mr. Brett Hendrickson is the principal of Nokomis Capital and may direct the vote and disposition of the shares held by the Nokomis Accounts.

(5)	Based upon a Form 13G/A filed on February 4, 2019, BlackRock, Inc. and affiliates own 1,665,449 shares of the Company’s stock. BlackRock has sole power to vote or to direct the vote for 1,601,557 shares and sole power to dispose of or to direct the disposition of 1,665,449 shares. Blackrock filings with the SEC indicate that various persons have the right to control its ownership of the Company’s common stock and no one person at Blackrock has control of more than five percent of the total common stock shares outstanding.

(6)	Includes 200,000 shares underlying presently exercisable options.

(7)	Includes 100,000 shares underlying presently exercisable options. Mr. Shaheen will not be standing for re-election at the 2019 Annual Meeting.

(8)	Includes 30,500 shares held in five separate trusts, each holding 6,100 shares for the benefit of Mr. Grant’s children. The trustee of these trusts is not a member of the Reporting Person’s immediate family. Mr. Grant disclaims beneficial ownership of the shares held by these trusts.

(9)	Includes 100,000 shares underlying presently exercisable options.

(10)	Includes 35,000 shares held by Mr. Hickox’s spouse.

(11)	Mr. Pacini will not be standing for re-election at the 2019 Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (each, a “reporting person”), to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Reporting persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to us by reporting persons and forms that we filed on behalf of certain directors and officers, during, and with respect to, our fiscal year ended December 31, 2018, and on a review of written representations from reporting persons to us that no other reports were required to be filed for such fiscal year, all Section 16(a) filing requirements applicable to our reporting persons were satisfied in a timely manner, except that a Form 3 filing of John A. Bohn, a director of the Company in 2018, and a Form 4 filing of WAM were inadvertently filed late.

AUDIT COMMITTEE REPORT

As of December 31, 2018, the Audit Committee was composed of Messrs. Pacini, Courter and Hickox. Mr. Brown was appointed to the Audit Committee in May 2018. Mr. Pacini currently serves as Chairman of the Audit Committee.

Each member of the Audit Committee is an independent director as defined under the listing standards of the NASDAQ Global Market. The Audit Committee operates under a written charter that is reviewed on an annual basis. During fiscal year 2018, the Audit Committee performed all of its duties and responsibilities under its charter. The purpose of the Audit Committee is to assist the Board in its oversight of management’s control of the Company’s financial reporting processes. In February 2017, the Board designated the Audit Committee to act concomitantly as the Company’s Risk Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee reviews the Company’s accounting and financial reporting process on behalf of the Board. In that regard, the Audit Committee met four times in 2018 in order to expressly exercise the Audit Committee’s responsibilities related to the Company’s quarterly and annual financial statements for fiscal 2018 and management’s assessment of the effectiveness of our internal controls over financial reporting as of December 31, 2018. During these meetings, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP, our independent registered public accounting firm, our consolidated financial statements, including our audited consolidated financial statements for the year ended December 31, 2018, and financial reporting process, including the system of internal controls over financial reporting and significant accounting policies applied by the Company.

The Audit Committee also reviewed the report of management contained in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm included in our 2018 Annual Report on Form 10-K related to its audit of: (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation of its internal controls for fiscal year 2019.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of PricewaterhouseCoopers LLP. The Audit Committee regularly meets in executive session with PricewaterhouseCoopers LLP, without management present, to discuss the results of its examinations, evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements of the Company and expressing an opinion on the conformity of our financial statements with U.S. generally accepted accounting principles. The Audit Committee discussed with the Company’s independent registered public accounting firm the scope and plan for its audits including the review of internal controls prescribed in Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from the Company. The Audit Committee also considered the nature and scope of the non-audit services provided by PricewaterhouseCoopers LLP to the Company and the compatibility of these services with PricewaterhouseCoopers LLP’s independence. The Audit Committee pre-approves all audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm pursuant to the terms of the Audit Committee’s written charter.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018. The Audit Committee also appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019, and has recommended that such appointment be submitted to the Company’s stockholders for ratification at the 2019 Annual Meeting.

THE AUDIT COMMITTEE

Raymond J. Pacini, Chairman

Jeffrey J. Brown

Stephen E. Courter

Winston H. Hickox

PRINCIPAL ACCOUNTANT FEES AND SERVICES

For the fiscal years ended December 31, 2018 and 2017, professional services were performed by PricewaterhouseCoopers LLP.  The Company’s Audit Committee annually approves the engagement of outside auditors for audit services in advance.  The Audit Committee has also established complementary procedures to require pre-approval of all audit-related, tax and permitted non-audit services provided by PricewaterhouseCoopers LLP, and to consider whether the outside auditors’ provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditors.  The Audit Committee may delegate pre-approval authority to one or more of its members.  Any such fees pre-approved in this manner shall be reported to the Audit Committee at its next scheduled meeting.  All services described below were pre-approved by the Audit Committee.

All fees for services rendered by PricewaterhouseCoopers LLP aggregated $328,900 and $270,000 during the fiscal years ended December 31, 2018 and 2017, respectively, and were composed of the following:

Audit Fees.  The aggregate fees accrued by the Company for the audit of the annual financial statements during the fiscal years ended December 31, 2018 and 2017, for reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for assistance with and review of documents filed with the SEC were $328,000 for 2018 and $270,000 for 2017.

Audit Related Fees.  No audit-related fees were billed by PricewaterhouseCoopers LLP to the Company during the fiscal years ended December 31, 2018 and 2017.

Tax Fees.  No tax fees were billed by PricewaterhouseCoopers LLP to the Company during the fiscal years ended December 31, 2018 and 2017.

All Other Fees.  Fees filed for all other services, including licensing for disclosure checklist tools, were $900 and $0 during the fiscal years ended December 31, 2018 and 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions since the beginning of our fiscal year commencing January 1, 2018 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates requiring disclosure.

POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

Our Audit Committee Charter requires that the Audit Committee review and approve all related-party transactions between the Company, on the one hand, and directors, officers, employees, consultants, and any of their family members, on the other hand. In addition, the Company’s written Conflicts of Interest policy provides that no employee, officer or director may use or attempt to use his or her position at the Company to obtain any improper personal benefit for himself or herself, for his or her family, or for any other person.

In order to implement these requirements, the Company requires that, prior to entering into any transaction with the Company, a related party must advise Company management of the potential transaction.  Management will, in turn, provide to the Audit Committee a description of the material terms of the transaction, including the dollar amount, the nature of the related party’s direct or indirect interest in the transaction, and the benefits to be received by the Company from the transaction. The Audit Committee may make such other investigations as it considers appropriate under the circumstances. The Audit Committee will also consider whether the benefits of the proposed transaction could be obtained by the Company upon better terms from non-related parties, and whether the transaction is one that would be reportable by the Company in our public filings. The Audit Committee will then make a determination as to whether the proposed transaction is in the best interests of the Company and should therefore be approved.

PROPOSAL 2 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent certified public accountants to audit our financial statements for the 2019 fiscal year. Stockholder ratification of this appointment is not required by our Bylaws or other applicable legal requirements. However, consistent with our past practice, the appointment of PricewaterhouseCoopers LLP is being submitted to our stockholders for ratification. In the event stockholders do not ratify PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the 2019 fiscal year, the Audit Committee will reconsider its selection of PricewaterhouseCoopers LLP, but will not be required to select another firm to audit the Company’s financial statements. Even if the stockholders do ratify the appointment, the Audit Committee, in its discretion, may appoint a different firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders. PricewaterhouseCoopers LLP has advised us that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors. A representative of PricewaterhouseCoopers LLP is expected to be present and available to answer appropriate questions at the 2019 Annual Meeting, and will be given the opportunity to make a statement if desired.

Required Vote.

The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 2, the abstention will have the same effect as an “AGAINST” vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3 APPROVAL OF THE CADIZ INC. 2019 EQUITY INCENTIVE PLAN

On April 12, 2019, the Board adopted the Cadiz Inc. 2019 Equity Incentive Plan and recommended that it be submitted to the Company’s stockholders for their approval. At the 2019 Annual Meeting, the Company’s stockholders are being asked to approve the Cadiz Inc. 2019 Equity Incentive Plan. If approved, the Cadiz Inc. 2019 Equity Incentive Plan will be effective as of June 11, 2019. The proposed Cadiz Inc. 2019 Equity Incentive Plan is attached hereto as Appendix B.

Background and Purpose of the Proposal.

The use of stock-based awards under the Cadiz Inc. 2014 Equity Incentive Plan has been a key component of our compensation since its original adoption in 2014. If the Cadiz Inc. 2019 Equity Incentive Plan is approved, no more awards will be made under the Cadiz Inc. 2014 Equity Incentive Plan on or after the June 11, 2019 effective date of the Cadiz Inc. 2019 Equity Incentive Plan. The Board has determined that, in order to ensure there are sufficient shares available to meet our needs for future grants during the coming years, it is in the best interests of the Company and its stockholders to adopt the Cadiz Inc. 2019 Equity Incentive Plan.

The purpose of the Cadiz Inc. 2019 Equity Incentive Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The Cadiz Inc. 2019 Equity Incentive Plan is a broad-based plan under which we may grant awards to all employees, including our officers and officers of our subsidiaries, and to non-employee members of the Board and consultants. We believe that approval of the Cadiz Inc. 2019 Equity Incentive Plan will give us the flexibility to make stock-based grants and other awards permitted under the Cadiz Inc. 2019 Equity Incentive Plan; however, this timeline is simply an estimate that was used to determine the number of shares of common stock to be reserved for issuance under the Cadiz Inc. 2019 Equity Incentive Plan and future circumstances may require a change to expected equity grant practices. These circumstances include, but are not limited to, the future price of our common stock, award levels and our hiring activity over the next few years.

Please see “Summary of the Cadiz Inc. 2019 Equity Incentive Plan—Shares Available for Awards; Annual Per-Person Limitations” below for information regarding the number of available shares being requested under the Cadiz Inc. 2019 Equity Incentive Plan. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant retention, motivational and performance benefits that may be achieved from making such awards.

The Cadiz Inc. 2019 Equity Incentive Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Consequences of Failure to Approve the Proposal.

The Cadiz Inc. 2019 Equity Incentive Plan will not be implemented unless approved by the Company’s stockholders. If the Cadiz Inc. 2019 Equity Incentive Plan is not approved by the Company’s stockholders, the Cadiz Inc. 2014 Equity Incentive Plan will remain in effect in its current form, and we will continue to grant awards under the Cadiz Inc. 2014 Equity Incentive Plan until our share reserve under the Cadiz Inc. 2014 Equity Incentive Plan is exhausted. The share reserve could last for a longer period of time, depending on our future equity grant practices, which we cannot predict with certainty. If the remaining share pool is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we can attract and retain qualified personnel. Failure of our stockholders to approve the Cadiz Inc. 2019 Equity Incentive Plan will not affect the rights of existing award holders under the Cadiz Inc. 2014 Equity Incentive Plan or under any previously granted awards under the Cadiz Inc. 2014 Equity Incentive Plan. However, under the Cadiz Inc. 2014 Equity Incentive Plan, no awards are permitted to be made after April 25, 2024.

Summary of the Cadiz Inc. 2019 Equity Incentive Plan.

The following is a summary of certain principal features of the Cadiz Inc. 2019 Equity Incentive Plan, but is not a complete description of all provisions of the Cadiz Inc. 2019 Equity Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Cadiz Inc. 2019 Equity Incentive Plan attached as Appendix B to this proxy statement, which is incorporated by reference in this proposal.

Key Features of the Cadiz Inc. 2019 Equity Incentive Plan.

Key features of the Cadiz Inc. 2019 Equity Incentive Plan include:

●	Except as permitted by applicable law, no discounted options or related awards may be granted;

●	No reuse or “recycling” of shares used to pay the exercise price of awards or to satisfy withholding taxes;

●	No participant may be granted, in any fiscal year during which the Cadiz Inc. 2019 Equity Incentive Plan is in effect: (i) stock options or stock appreciation rights with respect to more than 300,000 shares of common stock; or (ii) restricted stock or any other awards payable in shares of common stock that are subject to the satisfaction of performance goals, with respect to more than 300,000 shares of common stock;

●	No participant who is a director (but is also not an employee or consultant) may be granted awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $100,000 in the aggregate;

●	Dividend equivalents on unvested awards are subject to the same vesting conditions (including any applicable performance conditions) and risk of forfeiture as the underlying awards;

●	No repricing, replacement or re-granting of stock options or stock appreciation rights without stockholder approval if the effect would be to reduce the exercise price of the award;

●	Awards are generally non-transferrable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death; and

●	Awards are subject to potential reduction, cancelation, forfeiture or other clawback under certain specified circumstances.

Shares Available for Awards; Annual Per-Person Limitations.

Under the Cadiz Inc. 2019 Equity Incentive Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery at any time during the term of the Cadiz Inc. 2019 Equity Incentive Plan will be equal to (i) 1,200,000, plus any Shares still available of grant under the Cadiz Inc. 2014 Equity Incentive Plan immediately prior to the effective date of the Cadiz Inc. 2019 Equity Incentive Plan. The maximum number of Shares that may be delivered under the Cadiz Inc. 2019 Equity Incentive Plan as a result of the exercise of incentive stock options is 1,200,000 Shares, subject to certain adjustments.

The Cadiz Inc. 2019 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, performance awards and substitute awards (collectively, “Awards”). If any Shares subject to an Award, or after the Effective Date, Shares subject to any awards granted under the Cadiz Inc. 2014 Equity Incentive Plan, are forfeited, expire or otherwise terminate without issuance of such Shares, or are settled for cash or otherwise do not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Cadiz Inc. 2019 Equity Incentive Plan. However, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute awards will not reduce the Shares authorized for delivery under the Cadiz Inc. 2019 Equity Incentive Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Cadiz Inc. 2019 Equity Incentive Plan and will not reduce the Shares authorized for delivery under the Cadiz Inc. 2019 Equity Incentive Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The Cadiz Inc. 2019 Equity Incentive Plan imposes individual limitations on the amount of certain Awards. Under these limitations, in any fiscal year of the Company during any part of which the Cadiz Inc. 2019 Equity Incentive Plan is in effect:

●	No participant may be granted (i) stock options or stock appreciation rights with respect to more than 300,000 Shares, or (ii) restricted stock or other Awards payable in shares of common stock that are subject to satisfaction of performance goals, with respect to more than 300,000 Shares, in each case, subject to adjustment in certain circumstances; and

●	No participant who is a director (but is also not an employee or consultant) may be granted Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $100,000 in the aggregate.

The Compensation Committee is authorized to adjust the limitations on the number of Shares available for issuance under the Cadiz Inc. 2019 Equity Incentive Plan (other than the $100,000 limitation described below with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the Cadiz Inc. 2019 Equity Incentive Plan.

The Cadiz Inc. 2019 Equity Incentive Plan is intended to serve as the successor to the Cadiz Inc. 2014 Equity Incentive Plan. Outstanding awards granted under the Cadiz Inc. 2014 Equity Incentive Plan will continue to be governed by the terms of the Cadiz Inc. 2014 Equity Incentive Plan but no awards may be made under the Cadiz Inc. 2014 Equity Incentive Plan after the effective date of the Cadiz Inc. 2019 Equity Incentive Plan.

Eligibility.

The persons eligible to receive Awards under the Cadiz Inc. 2019 Equity Incentive Plan are the directors, employees (including officers) and consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Cadiz Inc. 2019 Equity Incentive Plan.

Administration.

The Cadiz Inc. 2019 Equity Incentive Plan is to be administered by the Compensation Committee. Subject to the terms of the Cadiz Inc. 2019 Equity Incentive Plan, the Compensation Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the Cadiz Inc. 2019 Equity Incentive Plan, construe and interpret the Cadiz Inc. 2019 Equity Incentive Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the Cadiz Inc. 2019 Equity Incentive Plan. Decisions of the Compensation Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the Cadiz Inc. 2019 Equity Incentive Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights.

The Compensation Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

The aggregate fair market value of Shares on the date of grant underlying ISOs that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option. For purposes of the Cadiz Inc. 2019 Equity Incentive Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the Award is authorized by the Compensation Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Compensation Committee. Accordingly, the Compensation Committee may permit the exercise price of options awarded under the Cadiz Inc. 2019 Equity Incentive Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights”, under the Cadiz Inc. 2019 Equity Incentive Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Compensation Company (including voting and dividend rights, subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such dividend is payable), unless otherwise determined by the Compensation Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional Shares, Awards or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Compensation Committee; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Obligations.

The Compensation Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Cadiz Inc. 2019 Equity Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards.

The Compensation Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Compensation Committee determines the terms and conditions of such Awards.

Performance Awards.

The Compensation Committee is authorized to grant performance Awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Compensation Committee.

Substitute Awards.

Individuals who become eligible to participate in the Cadiz Inc. 2019 Equity Incentive Plan following a merger, consolidation or other acquisition by the Company may be entitled to receive substitute Awards in exchange for similar Awards that the individual may have held prior to the applicable merger, consolidation or other acquisition. If the substitute Award is in the form of a stock option or stock appreciation right, these Awards may be granted with an exercise price that is less than the fair market value per share on the replacement date, to the extent necessary to preserve the value of the original award for that individual.

Automatic Awards of Cash, Restricted Unit Awards and Shares for Outside Directors.

Each Director who is not an employee of the Company or an affiliate (an “Outside Director”) and who has served as a director for the preceding twelve months ending on June 30, 2020 or June 30th of any calendar year thereafter, shall, on June 30th of such year, receive payment of annual compensation consisting of (i) cash compensation of $50,000 (which shall be paid in quarterly installments of $12,500 over the succeeding twelve months) and (ii) restricted stock unit Awards with a value equal to $25,000 (calculated with reference to the average closing price of the Shares for the month preceding the annual June 30th payment date). Any Outside Director who has not served as a director for the full twelve months preceding June 30th of any calendar year shall be entitled to receive one-quarter of the annual compensation award described above for each three consecutive months (or portion thereof) served by any such director. Grants of such restricted stock unit Awards will vest and be delivered in Shares upon the January 31st which first follows the June 30th date with respect to which such restricted stock unit Awards are granted (e.g., January 31, 2021 for restricted stock unit Awards granted with respect to services provided July 1, 2019 to June 30, 2020). Notwithstanding the foregoing, each Outside Director may elect to receive any or all of his or her annual cash compensation in the form of Shares which shall be granted on the date the Outside Director would have otherwise been paid a quarterly installment of his or her cash compensation.

Other General Terms of Awards.

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the Cadiz Inc. 2019 Equity Incentive Plan. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Cadiz Inc. 2019 Equity Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the Cadiz Inc. 2019 Equity Incentive Plan from or through any participant will be subject to all terms and conditions of the Cadiz Inc. 2019 Equity Incentive Plan and any Award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

Awards under the Cadiz Inc. 2019 Equity Incentive Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the Cadiz Inc. 2019 Equity Incentive Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

Subject to certain limitations set forth in the Cadiz Inc. 2019 Equity Incentive Plan, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the Cadiz Inc. 2019 Equity Incentive Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or an affiliate, or in any Award agreement, or to the extent otherwise determined by the Compensation Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the Cadiz Inc. 2019 Equity Incentive Plan, the Compensation Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Subject to any limitations contained in the Cadiz Inc. 2019 Equity Incentive Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the Cadiz Inc. 2019 Equity Incentive Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the Cadiz Inc. 2019 Equity Incentive Plan and without any requirement that all such participants be treated consistently.

Other Adjustments.

The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Compensation Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of Benefits.

The Compensation Committee may (i) cause the cancellation or forfeiture of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Cadiz Inc. 2019 Equity Incentive Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and/or applicable stock exchange requirements, which we refer to each as a “clawback policy.” By accepting an Award, a participant is also agreeing to be bound by any clawback policy adopted by the Company (including any clawback policy amendment to comply with applicable laws or stock exchange requirements).

Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the Cadiz Inc. 2019 Equity Incentive Plan or the Compensation Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the Cadiz Inc. 2019 Equity Incentive Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Cadiz Inc. 2019 Equity Incentive Plan; provided that, except as otherwise permitted by the Cadiz Inc. 2019 Equity Incentive Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The Cadiz Inc. 2019 Equity Incentive Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the Cadiz Inc. 2019 Equity Incentive Plan, (ii) termination of the Cadiz Inc. 2019 Equity Incentive Plan by the Board or (iii) the tenth anniversary of the effective date of the Cadiz Inc. 2019 Equity Incentive Plan. Awards outstanding upon expiration of the Cadiz Inc. 2019 Equity Incentive Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to participants arising from participation in the Cadiz Inc. 2019 Equity Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Cadiz Inc. 2019 Equity Incentive Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, certain Awards granted under the Cadiz Inc. 2019 Equity Incentive Plan could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the Cadiz Inc. 2019 Equity Incentive Plan. On exercise of a nonqualified stock option granted under the Cadiz Inc. 2019 Equity Incentive Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the Cadiz Inc. 2019 Equity Incentive Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the Cadiz Inc. 2019 Equity Incentive Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant stock appreciation rights, separate from any other Award (“Stand-Alone stock appreciation rights”), under the Cadiz Inc. 2019 Equity Incentive Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code.

The Cadiz Inc. 2019 Equity Incentive Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the Cadiz Inc. 2019 Equity Incentive Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

New Plan Benefits.

Other than the automatic director grants of restricted stock units described above, the awards, if any, that will be made under the Cadiz Inc. 2019 Equity Incentive Plan to eligible persons other than the non-employee directors described above are subject to the discretion of the Compensation Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers or employees under the Cadiz Inc. 2019 Equity Incentive Plan. Therefore, a New Plan Benefits Table is not provided with respect to our executive officers or other employees.

Each director who is not an employee or a consultant is eligible to receive certain automatic grants of restricted stock units under the Cadiz Inc. 2019 Equity Incentive Plan on an annual basis. The New Plan Benefits Table below is provided solely with respect to the current directors who are not employees or consultants.

Cadiz Inc. 2019 Equity Incentive Plan.

Name and Position	Dollar Value ($)*	Number of Shares (#)(*)
Non-Executive Director Group	$25,000	Unknown

(*)	The dollar value shown represents the annual grant of restricted stock units with a value equal to $25,000 (calculated based on the average closing price of the Shares for the month preceding June 30th of the applicable year of grant) to which directors are entitled under the Cadiz Inc. 2019 Equity Incentive Plan, beginning June 30, 2020. The number of Shares that could ultimately be granted to each director in the future cannot be determined at this time.

Required Vote.

The approval of the Cadiz Inc. 2019 Equity Incentive Plan requires an affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 3, the abstention will have the same effect as an “AGAINST” vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

This proposal, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to consider the compensation of our named executive officers as described in this proxy statement. This proposal is not intended to address any specific item of compensation, but rather to provide an opportunity for our stockholders to express their opinion of the overall compensation program for our named executive officers and the philosophy, policies and practices described in this proxy statement.

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, the Company is focused on the long-term development of our significant land and water assets and, as a result, our compensation programs have been designed to attract and retain well-qualified executives with experience in the water and asset development sector, a highly competitive and specialized marketplace, and to encourage achievement of our business and financial objectives for our assets, which are typically long-term in nature. The Compensation Committee has established competitive compensation programs that emphasize incentives that encourage our executive officers to achieve our long-term goals and also align the financial interests of the executive officers and management with those of our stockholders. These long-term incentives are guided by stockholder approved plans, an important feature of our compensation philosophy and program.

We request that our stockholders consider and approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures is hereby APPROVED.”

This vote is nonbinding and advisory. However, our Board and the Compensation Committee will consider the outcome of the vote when making decisions related to the executive compensation for our named executive officers in the future.

Required Vote.

The approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the 2019 Annual Meeting and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN from voting on Proposal 4, the abstention will have the same effect as an “AGAINST” vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 STOCKHOLDEr proposal to amend the Bylaws

The following stockholder proposal (with the changed portion of the Bylaws appearing in bold and italics) will be voted on at the 2019 Annual Meeting, if properly presented, by or on behalf of WAM. As of the date of our receipt of this proposal, WAM stated that it may be deemed to beneficially own 3,257,547 shares of our common stock.

“RESOLVED, that, effectively immediately, Section 2.16 of the Bylaws be and hereby is, amended and restated as follows:

2.16 Notice of Stockholder Business.

At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, a stockholder must have given timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 90 days prior to such anniversary date, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything to the contrary, no business shall be conducted at an annual meeting except in accordance with the provisions of this Section 2.16. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before such meeting shall not be transacted.”

Supporting Statement of WAM.

This Proposal seeks to amend the Bylaws in an effort to align the Company’s corporate governance with best practices. As currently written, Section 2.16 has the potential to impede the stockholder franchise, by preventing stockholders from making nominations or submitting proposals in the event that the Company announces the date of its annual meeting less than 90 days before it is to take place.

The proposed amendment allows stockholders to calculate the deadline for submitting nominations and proposals based off of either the established and easily determinable anniversary date of the last meeting or 10 days after the announcement of an annual meeting date that departs from the Company’s previous meeting date by more than 30 days.

Statement of the Board Regarding Proposal 5.

The Board unanimously recommends that stockholders vote “AGAINST” this stockholder proposal, as, among other reasons, the Board intends to adopt a comprehensive amendment to Section 2.16 of the Bylaws to incorporate certain aspects of WAM’s proposal and further improve upon its nomination requirements by bringing it into alignment with current corporate governance standards, which will, as a result, render WAM’s proposal moot.

While the Board believes that advance notice provisions for annual meetings, as a general matter, provide management and the Board time and opportunity to evaluate and make recommendations with respect to stockholder proposals, the proposed Bylaws amendment by WAM fails to include many terms related to information that nominating/proposing stockholders should include in their nomination/proposal submissions that are crucial to the Company’s ability to evaluate potential nominations/proposals and determine how such business affects the interests of stockholders. Further, in the Company’s opinion, the proposal by WAM does not provide sufficient time for the Board to go through the necessary steps to vet potential candidates for election to the Board. As part of its nomination process, the Board and Nominating and Corporate Governance Committee undertake a careful and thorough evaluation of each candidate, including those proposed by stockholders.  An advance notice provision with only 30 days’ notice such as suggested in Proposal 5 could run the risk of not allowing full diligence on proposed candidates for the Board, and is not typical for a company of Cadiz’s size.

For these reasons, pursuant to Section 9.2 of the Bylaws, the Board intends to adopt a comprehensive amendment to Section 2.16 of the Bylaws to, as previously stated, incorporate certain aspects of WAM’s proposal and further improve upon its nomination requirements.

Required Vote.

If properly presented at the 2019 Annual Meeting, the approval of the stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented, requires a majority of outstanding shares entitled to vote at the 2019 Annual Meeting. The enclosed WHITE proxy card enables a stockholder to vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST”

THE STOCKHOLDER PROPOSAL TO AMEND THE BYLAWS.

WHITE PROXY CARDS WILL BE VOTED “AGAINST” THIS STOCKHOLDER PROPOSAL UNLESS OTHERWISE SPECIFIED.

OTHER MATTERS

The Board does not know of any other matters that may come before the 2019 Annual Meeting. However, if any other matter shall properly come before the 2019 Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Stockholder proposals to be included in our proxy statement for the 2020 Annual Meeting must be received by the Secretary of the Corporation at 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071 no later than February 5, 2020. For a proposal to be included, you must comply with the rules of the SEC governing the submission of stockholder proposals.

Under our Bylaws, no business may be brought before the 2020 Annual Meeting unless it is specified in the notice of the meeting, is otherwise properly brought before the meeting by or at the direction of the Board, or is properly brought before the meeting by a stockholder who has delivered notice to the Secretary of the Corporation (containing certain information specified in the Bylaws) not less than 90 days prior to the 2020 Annual Meeting. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the General Corporation Law of the State of Delaware and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders may be householding our proxy materials. A single Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K, please notify your bank or broker and direct your request to Board of Directors c/o Timothy J. Shaheen, Corporate Secretary, Cadiz Inc., 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071, or telephone at (213) 271-1600. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

ADDITIONAL INFORMATION

This proxy statement is accompanied by our Annual Report on Form 10-K for the year ended December 31, 2018. Exhibits to the Form 10-K will be made available to stockholders for a reasonable charge upon their written request to the Company, Attention: Corporate Communications, 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071.

By Order of the Board of Directors

Los Angeles, California

June 4, 2019

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Cadiz Inc., 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071.

Name	Present Principal Occupation
Keith Brackpool	Chairman of the Board, Cadiz Inc.
John A. Bohn	Partner and Chief Strategist, Deepwater Desal, LLC
Jeffrey J. Brown	Chief Executive Officer, Brown Equity Partners, LLC
Stephen E. Courter	Faculty, the McCombs School of Business, University of Texas at Austin
Maria Echaveste	President and Chief Executive Officer, the Opportunity Institute
Geoffrey Grant	Former (Retired) Managing Partner and the Chief Investment Officer, Grant Capital Partners
Winston H. Hickox	Member of Strategic Advisory Group, Palladin Capital
Murray H. Hutchison	Member of Board of Managers, Cadiz Real Estate LLC
Richard Nevins	Independent Financial Advisor
Scott S. Slater	Stockholder, Brownstein Hyatt Farber Schreck LLP
Carolyn Webb de Macías	Chair of the Board, Los Angeles Partnership

Officers and Employees

Executive officers and employees of the Company who are Participants are Scott Slater, Timothy Shaheen and Keith Brackpool. The business address for each is c/o Cadiz Inc., 550 S. Hope Street, Suite 2850, Los Angeles, CA 90071. Their present principal occupations are stated below.

Name	Present Principal Occupation
Scott Slater	President and Chief Executive Officer, Cadiz Inc.
Timothy Shaheen	Chief Financial Officer and Secretary, Cadiz Inc.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of May 29, 2019 is set forth in the section entitled “Security Ownership of Directors and Executive Officers” in this proxy statement. Mses. Echaveste and Webb de Macías do not own any Company securities.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares	Title of Security	Transaction
Keith Brackpool	06/07/2017	Common Stock	100,000	Exercise or Conversion of Derivative Security
	07/07/2017	Restricted Stock Units	100,000	Gift of Securities from Insider
	10/11/2017	Common Stock	40,000	Gift of Securities from Insider
	11/24/2017	Common Stock	40,000	Gift of Securities from Insider
	10/03/2018	Common Stock	25,000	Gift of Securities from Insider
John A. Bohn	06/30/2018	Common Stock	393	Grant, Award or Other Acquisition
Jeffrey J. Brown	06/13/2018	Common Stock	564	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	393	Grant, Award or Other Acquisition
	07/01/2018	Common Stock	574	Grant, Award or Other Acquisition
	10/03/2018	Common Stock	676	Grant, Award or Other Acquisition
	01/02/2019	Common Stock	728	Grant, Award or Other Acquisition
	04/01/2019	Common Stock	783	Grant, Award or Other Acquisition
Stephen E. Courter	06/30/2017	Common Stock	1,449	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	1,573	Grant, Award or Other Acquisition
Geoffrey Grant	06/30/2017	Common Stock	1,449	Grant, Award or Other Acquisition
	07/01/2017	Common Stock	559	Grant, Award or Other Acquisition
	10/03/2017	Common Stock	587	Grant, Award or Other Acquisition
	01/02/2018	Common Stock	528	Grant, Award or Other Acquisition
	03/19/2018	Common Stock	10,000	Gift of Securities from Insider
	04/01/2018	Common Stock	564	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	1,573	Grant, Award or Other Acquisition
	07/01/2018	Common Stock	574	Grant, Award or Other Acquisition
	10/03/2018	Common Stock	676	Grant, Award or Other Acquisition
	01/02/2019	Common Stock	728	Grant, Award or Other Acquisition
	04/01/2019	Common Stock	783	Grant, Award or Other Acquisition
Winston H. Hickox	06/30/2017	Common Stock	1,449	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	1,573	Grant, Award or Other Acquisition
Murray H. Hutchison	06/30/2017	Common Stock	1,449	Grant, Award or Other Acquisition
	07/01/2017	Common Stock	559	Grant, Award or Other Acquisition
	10/03/2017	Common Stock	587	Grant, Award or Other Acquisition
	01/02/2018	Common Stock	528	Grant, Award or Other Acquisition
	04/01/2018	Common Stock	564	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	1,573	Grant, Award or Other Acquisition
	07/01/2018	Common Stock	574	Grant, Award or Other Acquisition
	10/03/2018	Common Stock	676	Grant, Award or Other Acquisition
	01/02/2019	Common Stock	728	Grant, Award or Other Acquisition
	04/01/2019	Common Stock	783	Grant, Award or Other Acquisition
Richard Nevins	06/30/2017	Common Stock	1,449	Grant, Award or Other Acquisition
	07/01/2017	Common Stock	559	Grant, Award or Other Acquisition
	10/03/2017	Common Stock	587	Grant, Award or Other Acquisition
	01/02/2018	Common Stock	528	Grant, Award or Other Acquisition
	04/01/2018	Common stock	564	Grant, Award or Other Acquisition
	06/30/2018	Common Stock	1,573	Grant, Award or Other Acquisition
	07/01/2018	Common Stock	574	Grant, Award or Other Acquisition
	10/03/2018	Common Stock	676	Grant, Award or Other Acquisition
	01/02/2019	Common Stock	728	Grant, Award or Other Acquisition
	04/01/2019	Common Stock	783	Grant, Award or Other Acquisition
Timothy J. Shaheen	05/18/2017	Common Stock	5,000	Gift of Securities from Insider
	06/07/2017	Common Stock	100,000	Exercise or Conversion of Derivative Security
	06/21/2017	Common Stock	50,000	Open Market Sale
	08/14/2017	Common Stock	10,000	Gift of Securities from Insider
	09/21/2017	Common Stock	50,000	Open Market Sale
	12/19/2017	Common Stock	4,000	Gift of Securities from Insider

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2019 Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

APPENDIX B

CADIZ Inc.

2019 EQUITY INCENTIVE PLAN

CADIZ INC.

2019 EQUITY INCENTIVE PLAN

1.	Purpose. The purpose of this 2019 EQUITY INCENTIVE PLAN (as amended from time to time, the “Plan”) is to assist Cadiz Inc., a Delaware corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.	B-3

2.	Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.	B-3

3.	Administration.	B-6

4.	Shares Subject to Plan.	B-6

5.	Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of the Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 300,000 Shares or (ii) Restricted Stock and/or any other Awards payable in Shares that are subject to the satisfaction of performance goals, with respect to more than 300,000 Shares.	B-8

6.	Specific Terms of Awards.	B-8

7.	Certain Provisions Applicable to Awards.	B-13

8.	Change in Control.	B-15

9.	General Provisions.	B-17

CADIZ INC.

 2019 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this 2019 EQUITY INCENTIVE PLAN (as amended from time to time, the “Plan”) is to assist Cadiz Inc., a Delaware corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, Performance Award or any award to an Outside Director under Section 6(j), together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, “Cause” shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 8(b) hereof.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee of the Board designated and empowered by the Board to administer the Plan; provided, however, that if the Board fails to designate and empower such a committee or if there are no longer any members on the committee so designated and empowered by the Board, or for any other reason (or no reason) determined by the Board (which determination may be evidenced by the taking of any action to administer the Plan by the Board), then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two (2) directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) Independent, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Company” means Cadiz Inc., a Delaware corporation, and any successor thereto.

(k) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such Person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such Person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such Person would not preclude the Company from offering or selling securities to such Person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) “Effective Date” means the effective date of the Plan, which shall be June 11, 2019.

(q) “Eligible Person” means each officer, Director, Employee, Consultant and other Person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) “Employee” means any individual, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such individual becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported on the website Nasdaq.com (if applicable), by Bloomberg LP or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties or responsibilities inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of the Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within sixty (60) days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition with thirty (30) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of notice.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the members of the Board or the members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(y) “Listing Market” means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under the Plan or any person who succeeds to the rights of such person under the Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Outside Director” means a Director that is not an Employee.

(dd) “Parent” means any corporation or other entity (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company, if each of the corporations or other entities in the chain (other than the Company) owns stock or other form of equity possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations or other entities in the chain.

(ee) “Participant” means a Person who has been granted an Award under the Plan which remains outstanding, including a Person who is no longer an Eligible Person.

(ff) “Performance Award” means any Award granted pursuant to Section 6(h) hereof.

(gg) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Prior Plan” means the Cadiz Inc. 2014 Equity Incentive Plan.

(jj) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(kk) “Restricted Stock” means any Share issued with such risks of forfeiture and other lawful restrictions as the Committee, in its sole discretion, may impose in the Award Agreement (including any restriction on the right to vote such Share and restrictions on the right to receive dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(nn) “Restricted Stock Unit Award” means an Award of a Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(oo) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all Persons, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and, notwithstanding anything contained in the Plan to the contrary, not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to applicable law, the Committee may delegate to a subcommittee of the Committee, or officers or managers of the Company or any Related Entity, or a committee of the governing body of any Related Entity, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall, in the performance of their, his or her duties under the Plan, including, without limitation, in the administration of the Plan, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or by any other Person as to matters the Committee or the Board or such member thereof, as applicable, reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. To the fullest extent permitted by applicable law, members of the Committee and members of the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,200,000, plus any Shares remaining available for delivery under the Prior Plan on the Effective Date. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award, or after the Effective Date, any Shares subject to any awards granted under the Prior Plan, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or after the Effective Date, any Shares subject to any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, or award under the Prior Plan, the Shares to which those Awards, or awards under the Prior Plan, were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii) The full number of Shares subject to an Option granted under the Plan shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of the Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation). Upon exercise of Stock Appreciation Rights granted under the Plan that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(iii) Shares withheld from an Award granted under the Plan to satisfy tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added back to the Plan’s Share pool.

(iv) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 1,200,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth (10th) anniversary of the date on which the Board adopts the Plan.

(vii) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $100,000 in the aggregate.

(d) No Further Awards Under Prior Plan. In light of the adoption of the Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of the Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 300,000 Shares or (ii) Restricted Stock and/or any other Awards payable in Shares that are subject to the satisfaction of performance goals, with respect to more than 300,000 Shares.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of California or other applicable law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise. The Committee shall determine and shall state in a resolution adopted by the Committee providing for the creation and issuance of such Option, the terms upon which, including the time or times, at or within which, and the consideration (including a formula by which such consideration may be determined) for which Shares may be acquired from the Company upon the exercise of any Option, which consideration, to the fullest extent permitted by applicable law, may be cash, shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and which shall be set forth or incorporated by reference in the Award Agreement evidencing such Option to which the relevant Participant is a party. The Committee shall also determine the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants, subject to the requirements of applicable law.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date the Incentive Stock Option is granted or one (1) year following the issuance of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan, during the Restriction Period. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or, subject to applicable law, thereafter. Except to the extent restricted as permitted by applicable law under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any lawful requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited and reacquired by the Company; provided that, subject to the limitations set forth in Section 6(j) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Subject to applicable law, Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall require that any cash dividends paid on a Share of Restricted Stock be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture and any other lawful restrictions to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such lawful restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or, subject to applicable law, thereafter. Prior to satisfaction of a Restricted Stock Unit Award satisfied by the delivery of Shares, such Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary. The terms of any Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Unit Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited; provided that, subject to the limitations set forth in Section 6(j) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other lawful terms as shall be determined by the Committee.

(g) Dividend Equivalents. Subject to the requirements of applicable law, the Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Subject to the requirements of applicable law, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such lawful restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions on transfer and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on lawful terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 8 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Subject to any limitations imposed by applicable law, other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof and subject to the requirements of applicable law, the Committee shall determine the terms and conditions of such Awards. Subject to any limitations imposed by applicable law, Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity; provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. The terms of any other Award denominated or payable, or otherwise based on, or related to, Shares shall be set forth in a written Award Agreement evidencing such Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(j) Automatic Awards of Cash, Restricted Unit Awards and Shares for Outside Directors.

(i) Outside Directors shall automatically be granted cash compensation and Restricted Stock Unit Awards as follows:

(A) Annual Awards. Each Outside Director who has served as a Director for the preceding twelve (12) months ending on June 30, 2020 or June 30th of any calendar year thereafter, shall, on June 30th of such year, receive payment of annual compensation consisting of (x) cash compensation of $50,000 (which shall be paid in four (4) quarterly installments of $12,500 over the succeeding twelve (12) months) and (y) Restricted Stock Unit Awards with a value equal to $25,000 (calculated with reference to the average closing price of the Shares for the month preceding the annual June 30th payment date). Any Outside Director who has not served as a Director for the full twelve (12) months preceding June 30th of any calendar year shall be entitled to receive one-quarter (1/4) of the annual compensation award described in this Section 6(j)(i)(A) for each three (3) consecutive months (or portion thereof) served by any such Director, so that, by way of example, a Director whose service commenced on February 1 of a year would be entitled to $25,000 in cash and $12,500 in Restricted Stock Unit Awards as of June 30th, inasmuch as such Director will have served for one (1) full three (3) month period and one (1) partial three (3) month period as of June 30th.

(B) Payment of Restricted Stock Unit Awards. Grants of Restricted Stock Unit Awards pursuant to this Section 6(j)(i) will vest and be delivered in Shares upon the January 31st which first follows the June 30th date with respect to which such Restricted Stock Unit Awards are granted (e.g., January 31, 2020 for Restricted Stock Unit Awards granted with respect to services provided for the twelve (12) months ended June 30, 2019).

(ii) Election to Receive Cash Compensation in Shares. Notwithstanding anything herein to the contrary, each Outside Director may elect to receive any or all of his or her cash compensation earned under Section 6(j)(i)(A) above in the form of Shares under this Section 6(j)(ii). Each such election shall be irrevocable, and must be in writing and filed with the Secretary of the Company by December 31st of the calendar year preceding the period in which such cash compensation is earned. An Outside Director may file a new election each calendar year applicable to cash compensation earned in the immediately succeeding calendar year, provided that a new election to receive benefits in the form of Shares shall not be effective until the period covered by the Outside Director’s current election has ended. If no new election is received by December 31st of any calendar year, the election, if any, then in effect shall continue in effect until a new election is made and has become effective. If an Outside Director does not elect to receive his or her cash compensation in the form of Shares, the cash compensation due such Outside Director shall be paid as provided in Section 6(j)(i)(A) above. Each Share due to an Outside Director under this Section 6(j)(ii) pursuant to an election shall be granted on the date the Outside Director would have otherwise been paid a quarterly installment of his or her cash compensation. On each such grant date, an electing Outside Director shall receive a number of whole Shares with a Fair Market Value closest to, but not in excess of, the amount of cash compensation the Outside Director has elected to receive in the form of Shares.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code or other applicable law.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of the Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall, to the fullest extent permitted by applicable law, be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six (6) months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of the Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to the Plan are exempt from, or satisfy the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of the Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 8(a)(iv) hereof, upon the occurrence of a Change in Control:

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such Awards to have been earned and payable based on the deemed achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a).

(iv) Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding immediately after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof.

(b) Definition of “Change in Control.” Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) During any period of twelve (12) consecutive months (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have a board of directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of the dissolution of the Company.

9. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan that is not a Share, and without the prior written consent of the Company, no Share, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any lawful terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a Permitted Assignee (as defined below) that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a “Permitted Assignee” shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the natural persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the natural persons referred to in clauses (i) and (ii) are the only partners, members or stockholders, or (iv) a foundation in which any Person designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional lawful terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, and subject to and in compliance with applicable law, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of the Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of the Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if immediately following the effectiveness of the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the effectiveness of the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held immediately prior to the effectiveness of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards subject to satisfaction of performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Award Agreements. Subject to the requirements of applicable law, each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan and applicable law.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to such Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to such Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to such Award).

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of the Company’s stockholders or the Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the Company’s stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback Policy.

(i) The Committee may, to the fullest extent permitted by applicable law, (A) cause the cancellation or forfeiture of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and/or applicable stock exchange requirements (each, a “Clawback Policy”). By accepting an Award, a Participant is also agreeing to be bound by any Clawback Policy (including any Clawback Policy amendment as necessary to comply with applicable laws or stock exchange requirements).

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then, to the fullest extent permitted by applicable law, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. in Los Angeles, California. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury to the fullest extent permitted by applicable law.

(i) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award or Award Agreement shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock ledger of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock ledger of the Company in accordance with the terms of an Award and applicable law. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in the Plan or the Award Agreement.

(j) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(k) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(l) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or otherwise required by applicable law, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine to arrange for the disposition of fractions of a Share by those entitled thereto or pay in cash the fair value of fractions of a Share as of the time when those entitled to receive such fractions are determined.

(m) Governing Law. Except as otherwise provided in any Award Agreement or required by the laws of the State of Delaware, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflict of laws, and applicable federal law.

(n) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(o) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within twelve (12) months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of the Plan by the Board, or (c) the tenth (10th) anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(p) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(q) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

CADIZ INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders

July 10, 2019 at 10:00 a.m. local time

W H I T E P R O X Y C A R D

The stockholder(s) hereby acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement, hereby appoint(s) Scott S. Slater and Teffiny M. Bagnara, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re-substitution, and hereby authorizes them to represent and to vote, as that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on July 10, 2019, at 10:00 a.m., local time, at the KPMG Center – Terrace Level Conference Room, located at 550 S. Hope Street, Los Angeles, CA 90071, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Your Board of Directors unanimously recommends a vote “FOR” the nominees proposed by your Board of Directors on the enclosed WHITE proxy card. Your Board of Directors does NOT endorse the Additional WAM Nominees put forth by TRF Master Fund (Cayman) LP, an affiliate of Water Asset Management, LLC, and strongly urges you to DISCARD all proxy cards or other materials sent to you by TRF Master Fund (Cayman) LP, and/or Water Asset Management, LLC. If you have previously submitted a proxy card sent to you by TRF Master Fund (Cayman) LP, and/or Water Asset Management, LLC, you can revoke that proxy (including any matter set forth therein, whether or not such matter is listed on the reverse side of this card) by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

Continued and to be signed on reverse side

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Important Notice Regarding the Availability of Proxy Materials for the www.proxyvoting.com/CDZI: The Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/CDZI

Please mark vote in black or blue ink as indicated in this example	☒

The Board of Directors recommends you vote “FOR” the following:

Company Proposal 1: The election of eleven directors to serve on our Board for a one-year term of office expiring at the 2020 Annual Meeting of Stockholders;

In the event that one or two Intended Nominee(s) cannot serve, revokes his or her consent to serve, resigns from the Board of Directors prior to the Annual Meeting of Stockholders or under the circumstances described in the Proxy Statement (any such nominee a “Departing Nominee(s)”), the Board of Directors will contract its size to eliminate the one or two vacancies created by any such Departing Nominee(s), and, as a result, nine or ten nominees, as applicable, will be elected to the Board of Directors.

Intended Nominees

Keith Brackpool, John A. Bohn, Jeffrey J. Brown, Stephen E. Courter, Maria Echaveste, Geoffrey Grant, Winston H. Hickox, Murray H. Hutchison, Richard Nevins, Scott S. Slater, Carolyn Webb de Macías

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

INSTRUCTIONS:	To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below:

The Board of Directors recommends you vote “FOR” proposals 2, 3 and 4

Company Proposal 2: The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2019;	FOR ☐	AGAINST ☐	ABSTAIN ☐

Company Proposal 3: The approval of the Cadiz Inc. 2019 Equity Incentive Plan to serve as the successor of the Cadiz Inc. 2014 Equity Incentive Plan;	FOR ☐	AGAINST ☐	ABSTAIN ☐

Company Proposal 4: To vote on a non-binding, advisory resolution approving the compensation of the Company’s named executive officers;	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends you vote “AGAINST” proposal 5

Proposal 5: To vote on a stockholder proposal to amend the Bylaws to expand the notice requirements for stockholder business to be timely brought before an annual meeting, if properly presented.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: Such other business as may properly come before the Annual Meeting of Stockholders or any postponements or adjournments thereof.

Date

(Signature)

(Signature, if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS proxyvoting.com/CDZI. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call  «« Toll Free ««

1-(877) 215-9164

There is NO CHARGE to you for this call

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B:	If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 PM	CONTROL NUMBER
Eastern Time on July 9, 2019.	for Telephone/Internet Proxy Authorization